                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  333-123257

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2010

Item 1. Report to Shareholders

MARKET VECTORS® ETFs

48
Cd
cadmium
112.4
80

Van Eck® Global

SINCE 1955

ANNUAL REPORT

D E C E M B E R  3 1,  2 0 1 0

MARKET VECTORS

HARD ASSETS ETFs

MOO

KOL

GEX

Agribusiness
ETF

Coal
ETF

Global
Alternative
Energy ETF

GDX

GDXJ

NLR

Gold
Miners
ETF

Junior Gold
Miners ETF

Nuclear
Energy ETF

Rare Earth/
Strategic Metals ETF

REMX

HAP

KWT

SLX

RVE
Hard Assets
Producers
ETF

Solar
Energy
ETF

Steel
ETF

MARKET VECTORS HARD ASSETS ETFs

Dear Shareholder:

This annual report for the hard assets equity funds of the Market Vectors ETF Trust (the “Trust”) covers what some in the media called “The Year for Commodities,” but it was truly a tale of two distinct periods. Hard asset commodities overall and their corresponding equity sectors experienced a challenging period from January through August along with the broader equity market, due primarily to dominating fears of economic weakness as well as to excessive supply and slack demand, most notably in energy commodities. However, the landscape changed at the end of the summer, and the last four months of the year more than offset the declines of the first eight months. The formal announcement in November of a second round of quantitative easing by the U.S. Federal Reserve Board (the “Fed”) helped boost most commodity prices. Globally, emerging market-based demand for commodities accelerated. Expansive monetary policies from many of the OECD (Organization for Economic Cooperation and Development) nations, consisting primarily of industrialized democracies, contributed to the improved demand for physical assets as well. This strong demand, combined with tighter supply, drove most commodity prices higher. Indeed, by the end of the annual period, gold prices had hit a record high, silver had rallied to the number one performance position among the hard assets, crude oil had topped $90 per barrel, grain prices had surged, and copper shone within the industrial metals subsector.

As conditions shifted markedly within the financial markets during the twelve months ended December 31, 2010, Van Eck Global continued to enhance the array of exchange-traded funds we offer our shareholders. During the annual period, five new equity investment opportunities in the Market Vectors ETF family commenced operations–Rare Earth/Strategic Metals ETF, China ETF, Egypt Index ETF, Latin America Small-Cap Index ETF and India Small-Cap Index ETF. Meanwhile, during this annual period, Market Vectors ETF Trust equity funds continued to make headlines given the unique targeted investment opportunities they offer.

Each of the Market Vectors ETF Trust equity funds met its objective of tracking, as closely as possible, before fees and expenses, the performance of its benchmark index. It is also well worth noting that of the nine hard assets equity funds of the Trust in operation for the complete annual period, seven outpaced both the broad U.S. equity market, as measured by the S&P® 500 Index1 and the broad international equity market, as measured by the MSCI EAFE Index2, for the twelve-month period. Only Global Alternative Energy ETF and Solar Energy ETF lagged these indices.

Since the first ETF within the Market Vectors ETF Trust was introduced in May 2006, total assets under management in the 23 equity funds of the Trust grew to $19.1 billion as of December 31, 2010. Clearly, our shareholders recognize that the market continues to be filled with new investment opportunity, even as economic indicators remain mixed.

The continued enthusiasm for ETFs in general, and for Market Vectors ETFs in particular, further demonstrates the persistent interest in these types of investment vehicles on the part of individual investors and financial professionals alike. These products have enabled investors of all types to find new and exciting sector allocation solutions as well as innovative ways to trade, hedge or invest in specialized segments of the market that have remained largely untapped to date.

On the following pages, you will find a brief review of each of the Trust’s hard assets equity funds as well as their performance for the twelve-month period ended December 31, 2010. You will also find the financial statements and portfolio information for each.

MARKET VECTORS HARD ASSETS ETFs

We value your ongoing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

January 31, 2011

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]	S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[2]	MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

MARKET VECTORS AGRIBUSINESS ETF

Market Vectors Agribusiness ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the DAXglobal® Agribusiness Index1 (DXAG). As of December 31, 2010, DXAG represented 46 publicly traded companies.

Fund Review

For the twelve months ended December 31, 2010 (the “period”), the Fund gained 22.96%, while DXAG advanced 22.22%.2

While many commodity indices are significantly underweighted to agriculture-related commodities, the Fund offers investors a pure play means to gain access to a diversified group of agribusiness industries and companies worldwide. Broadly speaking, increasing global demand for agricultural-related products and declining arable land for agricultural production make agribusiness an attractive investment opportunity.

During the period, agriculture-related stocks overall performed quite strongly, as bad weather, poor crop yields and greater global demand for food put upward pressure on agriculture-related commodities. The rising middle class around the globe has created rising demand for agriculture products, for often with an improved income comes greater demand for a protein-rich diet, which requires more corn than is used to feed livestock. Plus, clean energy laws and heightened interest led to an increased use of biofuels such as ethanol as a source of energy. Though production was ample, crop failures around the world, especially due to severe drought in Russia, bad weather in China, hailstorms in Texas and exceptionally hot weather in Iowa, led to tight global supplies and low inventories, according to the United Nations’ Food and Agriculture Organization. Russia even banned exports of its wheat in 2010 due to its slashed harvest. These factors, along with the USDA’s reduced global yield estimates for corn, soybeans and wheat and the EPA’s decision to raise the ethanol blend rate, helped push a strong rally in agricultural commodity prices. For the year, grain and food prices were up approximately 26%. Indeed, grain prices surged to a two-year high in the last months of 2010.

Of the Fund’s ten largest holdings as of December 31, 2010, six generated double-digit gains that outpaced DXAG on a relative basis during the period, led by Deere & Co., Agrium and Potash Corp. of Saskatchewan (7.8%, 3.8% and 8.5% of Fund net assets*, respectively). Monsanto, Wilmar International and Archer-Daniels-Midland (8.7%, 6.9% and 4.2% of Fund net assets*, respectively) experienced share price declines during the period.

The Fund is subject to various risks including those associated with making investments in companies engaged in the agriculture business such as economic forces, energy and financial markets, government policies and regulations, and environmental laws and regulations. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The DAXglobal® Agribusiness Index (DXAG), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation. Deutsche Börse AG neither sponsors nor endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of DXAG or results to be obtained by any person using DXAG in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

DAXglobal® Agribusiness Index (DXAG), calculated by Deutsche Börse AG, is a modified market capitalization-weighted index comprised of publicly traded companies engaged in the agriculture business that are traded on leading global exchanges.

[2]

The Fund is passively managed and may not hold each DXAG component in the same weighting as the DXAG and is subject to certain expenses that DXAG is not. The Fund thus may not exactly replicate the performance of DXAG.

MARKET VECTORS AGRIBUSINESS ETF

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Monsanto Co.	8.7%
Potash Corp. of Saskatchewan, Inc.	8.5%
Mosaic Co.	8.3%
Deere & Co.	7.8%
Wilmar International Ltd.	6.9%
Yara International ASA	4.4%
Syngenta A.G.	4.3%
Archer-Daniels-Midland Co.	4.2%
Brasil Foods S.A.	3.8%
Agrium, Inc.	3.8%

As of December 31, 2010. Portfolio is subject to change.

*	Percentage of net assets.
**	Percentage of investments.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Agribusiness ETF (MOO)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MOO is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	September 5, 2007* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	2	0.2%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	5	0.6%
Greater than or Equal to 1.5% And Less Than 2.0%	5	0.6%
Greater than or Equal to 1.0% And Less Than 1.5%	19	2.3%
Greater than or Equal to 0.5% And Less Than 1.0%	156	18.6%
Greater than or Equal to 0.0% And Less Than 0.5%	319	38.1%
Greater than or Equal to -0.5% And Less Than 0.0%	220	26.3%
Greater than or Equal to -1.0% And Less Than -0.5%	79	9.4%
Greater than or Equal to -1.5% And Less Than -1.0%	18	2.1%
Greater than or Equal to -2.0% And Less Than -1.5%	10	1.2%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.1%
Greater than or Equal to -3.0% And Less Than -2.5%	2	0.2%
Less Than -3.0%	2	0.2%

	839	100.0%

* First day of secondary market trading.

MARKET VECTORS AGRIBUSINESS ETF

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	DXAG

One Year	23.02%	22.96%	22.22%
Life* (annualized)	9.25%	9.16%	9.68%
Life* (cumulative)	34.32%	33.95%	36.13%

*since 8/31/07

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Agribusiness ETF (MOO) was 8/31/07.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/31/07) to the first day of secondary market trading in shares of the Fund (9/5/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

DAXglobal® Agribusiness Index (DXAG), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation. Deutsche Börse AG neither sponsors nor endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of DXAG or results to be obtained by any person using DXAG in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

DAXglobal® Agribusiness Index (DXAG) is a modified market capitalization-weighted index designed to track the movements of securities of companies engaged in the agriculture business that are traded on leading global exchanges.

MARKET VECTORS COAL ETF

Market Vectors Coal ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Stowe Coal IndexSM (TCOAL)1. As of December 31, 2010, TCOAL represented 39 publicly traded companies.

Fund Review

For the twelve months ended December 31, 2010 (the “period”), the Fund increased 31.55%, while TCOAL rose 31.79%.2

Coal companies are significantly underweighted in many commodity indices, but the Fund offers a pure play means of investing in an industry that satisfies 25% of the world’s primary energy demand and generates 40% of its electricity. Expanding consumption, driven by increasing populations, expanding middle classes, increasing manufacturing, growing demand for steel and both build-out and maintenance of global infrastructure make coal an attractive investment opportunity. Coal is also an important source of energy in rapidly developing countries. For example, coal makes up approximately 69% of China’s total energy consumption and satisfies more than 50% of India’s energy demand.

During the period, coal company equities overall produced robust returns, attributable primarily to strong gains enjoyed during the second half of 2010. While a supply glut kept coal prices low earlier in the year, coal producers reported higher profits as coal prices surged higher in the last several months of 2010. Driving the coal market were several factors. Emerging market demand continued to rise, as a growing middle class within these nations has led to greater demand for more electricity. China, for example, got about 78% of its electricity from coal in 2010. Plus most of the infrastructure building taking place in developing countries demands steel, and nearly 70% of global steel production relies directly on coal, according to the World Coal Association. Indeed, coal use overall has increased, rising nearly 5% in the last several years, faster than any other source of fuel. Coal also got a significant boost in December 2010 when a large segment of the U.S. was blanketed in snow causing heaters to work harder. U.S. power plant output rose nearly 10% in the week ending December 9th alone, according to Bloomberg. Several coal companies also benefited during the last months of the period from potential acquisitions.

Of the Fund’s ten largest holdings as of December 31, 2010, seven generated double-digit gains that outpaced TCOAL on a relative basis during the period, led by Walter Energy, Joy Global and Bucyrus International (4.7%, 8.4% and 7.6% of Fund net assets†, respectively). China Coal Energy, China Shenhua Energy and CONSOL Energy (4.4%, 8.1% and 8.4% of Fund net assets†, respectively) experienced share price declines during the period.

The Fund is subject to various risks including those associated with making investments in the coal business such as changes in exchange rates, interest rates, government regulations, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Additional risks include worldwide energy price fluctuations, natural disasters, environmental damage claims and risks related to foreign investments. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The Stowe Coal IndexSM (TCOAL), a trademark of Stowe Global Indexes LLC, is licensed for use by Van Eck Associates Corporation. Stowe Global Indexes LLC neither sponsors nor endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of TCOAL or results to be obtained by any person using TCOAL in connection with trading the Fund. TCOAL is calculated and maintained by Standard & Poor’s Custom Indices, which neither sponsors nor endorses the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Stowe Coal Index (TCOAL) is a rules-based, modified-capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry.

[2]

The Fund is passively managed and may not hold each TCOAL component in the same weighting as TCOAL and is subject to certain expenses that TCOAL is not. The Fund thus may not exactly replicate the performance of TCOAL.

MARKET VECTORS COAL ETF

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Consol Energy, Inc.	8.4%
Joy Global, Inc.	8.4%
China Shenhua Energy Co. Ltd.	8.1%
Peabody Energy Corp.	7.9%
Bucyrus International, Inc.	7.6%
Alpha Natural Resources, Inc.	4.8%
Walter Energy, Inc.	4.7%
Yanzhou Coal Mining Co. Ltd.	4.5%
China Coal Energy Co. Ltd.	4.4%
Bumi Resources Tbk PT	4.2%

As of December 31, 2010. Portfolio is subject to change.

*	Percentage of net assets.
**	Percentage of investments.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Coal ETF (KOL)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for KOL is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 14, 2008* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	10	1.3%
Greater than or Equal to 2.5% And Less Than 3.0%	10	1.3%
Greater than or Equal to 2.0% And Less Than 2.5%	12	1.6%
Greater than or Equal to 1.5% And Less Than 2.0%	23	3.1%
Greater than or Equal to 1.0% And Less Than 1.5%	41	5.5%
Greater than or Equal to 0.5% And Less Than 1.0%	106	14.2%
Greater than or Equal to 0.0% And Less Than 0.5%	209	27.8%
Greater than or Equal to -0.5% And Less Than 0.0%	200	26.7%
Greater than or Equal to -1.0% And Less Than -0.5%	80	10.7%
Greater than or Equal to -1.5% And Less Than -1.0%	30	4.0%
Greater than or Equal to -2.0% And Less Than -1.5%	14	1.9%
Greater than or Equal to -2.5% And Less Than -2.0%	11	1.5%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.4%
Less Than -3.0%	0	0.0%

	749	100.0%

* First day of secondary market trading.

MARKET VECTORS COAL ETF

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	TCOAL

One Year	31.32%	31.55%	31.79%
Life* (annualized)	6.07%	5.95%	6.78%
Life* (cumulative)	19.17%	18.75%	21.57%

*since 1/10/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Coal ETF (KOL) was 1/10/08.
[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/10/08) to the first day of secondary market trading in shares of the Fund (1/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Stowe Coal IndexSM (COAL), a trademark of Stowe Global Indexes LLC (Stowe), is licensed for use by Van Eck Associates Corporation. Stowe neither sponsors nor endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of COAL or results to be obtained by any person using COAL in connection with trading the Fund. COAL is calculated and maintained by Standard & Poor’s Custom Indices, which neither sponsors nor endorses the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Stowe Coal IndexSM (COAL) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry.

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF

Market Vectors Global Alternative Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Ardour Global IndexSM (Extra Liquid)1 (AGIXLT). As of December 31, 2010, AGIXL represented 30 publicly traded companies.

Fund Review

For the twelve months ended December 31, 2010 (the “period”), the Fund decreased 19.46%, while AGIXLT fell 19.74%.2

Diminishing supply and rising costs of fossil fuels along with global regulatory efforts to combat global warming have brought alternative energy companies worldwide into the spotlight. The Fund offers investors pure play access to a diversified basket—both by sub-sector and by country—of alternative energy companies worldwide.

From a broad perspective, concerns over the sovereign debt crises in the peripheral European nations, including Spain, Portugal and Greece, each of which were expected to be strong markets for renewable energy, weighed heavily on the global alternative energy sector during the period. Debt problems in Europe heightened risks for both reduced government support and an increased reluctance by banks to lend to alternative-energy related projects. Also, from a sub-sector perspective, the wind industry disappointed throughout the period, with demand for wind turbines in the U.S. slower than anticipated. However, on the positive side, the solar industry exceeded expectations during the last few months of the period, with demand strong, companies reporting better than anticipated results and analysts generally upgrading their earnings estimates. Also, while the Gulf of Mexico BP Macondo oil spill was a catastrophe, the magnitude of the disaster may have highlighted the technical challenges in recovering oil from the deepwater reserves needed to meet global oil demand. While the U.S., China, members of the European Union, Japan and others now have in place programs to encourage investment in alternative energy to address ways of reducing reliance on oil, this disaster may lead to more affirmative policy responses from various governments that would promote federal renewable portfolio standards and other environment-friendly measures. A further positive during the period was the return to profitability of the banking sector, which was widely anticipated to improve the availability of financing for alternative energy projects going forward.

Of the Fund’s ten largest holdings as of December 31, 2010, Cosan (3.7% of Fund net assets†) was by far the best performer, generating robust double-digit gains. Cree, Covanta Holding and Kurita Water Industries (9.2%, 3.5% and 5.2% of Fund net assets†, respectively) also produced positive returns during the period. Five of the remaining holdings in the Fund’s top ten experienced share price declines during the period, but only Vestas Wind Systems and Iberdrola Renovables (8.8% and 4.5% of Fund net assets†, respectively) lagged AGIXLT on a relative basis. Enel Green Power was not a constituent of AGIXLT for the complete period.

The Fund is subject to various risks including those associated with making investments in alternative energy companies such as obsolescence of technology, short product cycles, commodity price volatility, depletion of resources, technical developments and risks associated with companies with a limited operating history. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

“Ardour Global IndexesSM, LLC”, “ARDOUR GLOBAL INDEXSM (Extra Liquid)”, and “ARDOUR – XLSM” are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation. The Fund is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in the Fund. AGIXLT is calculated by Dow Jones Indexes. The Fund, based on the AGIXLT, is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules-based, global capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

[2]

The Fund is passively managed and may not hold each AGIXLT component in the same weighting as the AGIXLT and is subject to certain expenses that AGIXLT is not. The Fund thus may not exactly replicate the performance of AGIXLT.

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

First Solar, Inc.	9.3%
Cree, Inc.	9.2%
Vestas Wind Systems A/S	8.8%
Kurita Water Industries Ltd.	5.2%
Iberdrola Renovables S.A.	4.5%
Enel Green Power SpA	4.4%
Verbund AG	4.3%
MEMC Electronic Materials, Inc.	3.9%
Cosan Ltd.	3.7%
Covanta Holding Corp.	3.5%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Global Alternative Energy ETF (GEX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GEX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 9, 2007* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	3	0.3%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.2%
Greater than or Equal to 1.5% And Less Than 2.0%	13	1.4%
Greater than or Equal to 1.0% And Less Than 1.5%	84	9.1%
Greater than or Equal to 0.5% And Less Than 1.0%	175	19.0%
Greater than or Equal to 0.0% And Less Than 0.5%	262	28.4%
Greater than or Equal to -0.5% And Less Than 0.0%	263	28.7%
Greater than or Equal to -1.0% And Less Than -0.5%	90	9.8%
Greater than or Equal to -1.5% And Less Than -1.0%	19	2.1%
Greater than or Equal to -2.0% And Less Than -1.5%	4	0.4%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.3%
Less Than -3.0%	1	0.1%

	921	100.0%

*	First day of secondary market trading.

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	AGIXLT

One Year	(19.20)%	(19.46)%	(19.74)%
Life* (annualized)	(16.69)%	(16.61)%	(16.73)%
Life* (cumulative)	(48.76)%	(48.58)%	(48.89)%

*since 5/3/07

Hypothetical Growth of $10,000 (Since Inception)

Commencement dates for the Market Vectors Global Alternative Energy ETF (GEX) was 5/3/07.
[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/3/07) to the first day of secondary market trading in shares of the Fund (5/9/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

“Ardour Global IndexesSM, LLC”, “ARDOUR GLOBAL INDEXSM (Extra Liquid)”, and “ARDOUR – XLSM” are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation. The Fund is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in the Fund. AGIXL is calculated by Dow Jones Indexes. The Fund, based on the AGIXL, is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules-based, global capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

MARKET VECTORS GOLD MINERS ETF

Market Vectors Gold Miners ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the NYSE Arca Gold Miners Index1 (GDM). As of December 31, 2010, GDM represented 30 publicly traded companies.

Gold Share and Fund Review

For the twelve months ended December 31, 2010 (the “period”), the Fund increased 34.01%, while GDM rose 34.75%.2

Gold has long been an important part of investors’ portfolios, serving as a potential hedge against inflation, a weakening U.S. dollar, and financial, economic and geopolitical uncertainty. Investing in gold miners has historically provided a means to leverage price changes in gold bullion—and in a tax-advantaged way.

During the period, gold bullion prices gained $323.83 per ounce, or approximately 29.5%, to close on December 31, 2010 at $1,420.78 per ounce. This was the precious metal’s tenth consecutive year of gains and its second best annual performance of the past decade. After a slow start, gold bullion prices gained momentum in April and rose to a new all-time high of $1,265 per ounce on June 21. After pausing for a summer consolidation, gold bullion began another ascent in September and reached its peak on December 7 at $1,431.25.

Gold shares outpaced the precious metal during the period, as gold mining companies enjoyed great profit margins, benefiting from strength in the underlying gold bullion price. Gold-related assets have outperformed more traditional financial markets in nine of the last ten years.

Financial stress was the dominant driver of gold prices throughout the period. The sovereign debt crisis in peripheral Europe was the primary driver of gold prices during the first half of the year, as the European Union had to craft a loan plan aimed mainly at rescuing Greece from eventual insolvency. In November, Ireland became the second country to require a rescue package in order to keep its banks from failing. In euro terms, gold bullion prices rose 38.9% for the year. During the second half of 2010, the main driver of the bull market for gold was the lead-up to the Federal Reserve Board’s (the “Fed’s”) formal announcement in November that it would implement another round of quantitative easing, termed “QE2.” The Fed announced it would purchase $600 billion of Treasury securities by mid-2011 using money it will create or “print” with hopes of stimulating the economy. This action dilutes the value of the U.S. dollar and raises concerns about inflation in the longer term. Indeed, QE2 was well telegraphed by the Fed, which caused the U.S. Dollar Index (DXY)3 to decline nearly 9% from August to November and caused gold prices to reach new all-time highs. Another catalyst for gold prices during the annual period was inflationary pressures in India and China. China imported over 200 tonnes of gold during 2010, approximately a four-fold increase over 2009 imports. Indian imports also increased over its 2009 levels.

Particularly notable during this annual period was the substantial rally in the price of silver. Silver prices gained 83.2% in 2010 to end the year at $30.92 per ounce. There are several reasons for silver’s stellar performance. First, silver was heavily sold in the 2008 crash and appears to have finally recovered from oversold conditions. Second, like gold, silver has seen a rise in investment demand as the only other metal with a history of monetary value. Third, industrial demand for silver used in electronics was strong during the annual period, particularly in Chinese manufacturing.

Each of the Fund’s ten largest holdings as of December 31, 2010 produced positive returns during the period. Silver Wheaton (4.6% of Fund net assets†) generated triple-digit gains and Cia de Minas Buenaventura, Gold Fields and Barrick Gold (4.5%, 4.5% and 16.7% of Fund net assets†, respectively) advanced with double-digit returns that outpaced GDM. Though experiencing share price increases, the remaining holdings in the Fund’s top ten lagged GDM on a relative basis during the period.

The Fund is subject to various risks including those associated with making investments in gold-mining companies such as competitive pressures and fluctuations in the price of gold bullion. In times of stable economic growth, the value of gold and other precious metals may be adversely affected. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

MARKET VECTORS GOLD MINERS ETF

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

NYSE Arca Gold Miners Index (GDM), a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation. NYSE Euronext neither sponsors nor endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of GDM or results to be obtained by any person from using GDM in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]	NYSE Arca Gold Miners Index (GDM) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]

The Fund is passively managed and may not hold each GDM component in the same weighting as GDM and is subject to certain expenses that GDM is not. The Fund thus may not exactly replicate the performance of GDM.

[3]	The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Barrick Gold Corp.	16.7%
Goldcorp, Inc.	10.8%
Newmont Mining Corp.	9.6%
Kinross Gold Corp.	6.8%
Anglogold Ashanti Ltd.	5.9%
Yamana Gold, Inc.	4.6%
Silver Wheaton Corp.	4.6%
Eldorado Gold Corp.	4.6%
Cia de Minas Buenaventura S.A.	4.5%
Gold Fields Ltd.	4.5%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS GOLD MINERS ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Gold Miners ETF (GDX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GDX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 22, 2006* through December 31, 2010
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	1	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.2%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	12	1.0%
Greater than or Equal to 0.5% And Less Than 1.0%	51	4.4%
Greater than or Equal to 0.0% And Less Than 0.5%	624	53.6%
Greater than or Equal to -0.5% And Less Than 0.0%	436	37.5%
Greater than or Equal to -1.0% And Less Than -0.5%	27	2.3%
Greater than or Equal to -1.5% And Less Than -1.0%	6	0.5%
Greater than or Equal to -2.0% And Less Than -1.5%	2	0.2%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.1%
Less Than -3.0%	0	0.0%
	1163	100.0%

* First day of secondary market trading.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	GDM

One Year	33.90%	34.01%	34.75%
Life* (annualized)	10.56%	10.55%	11.08%
Life* (cumulative)	59.15%	59.07%	62.69%

* since 5/16/06

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Gold Miners ETF (GDX) was 5/16/06.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/16/06) to the first day of secondary market trading in shares of the Fund (5/22/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

NYSE Arca Gold Miners Index (GDM), a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck AssociatesCorporation. NYSE Euronext neither sponsors nor endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of GDM or results to be obtained by any person from using GDM in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

NYSE Arca Gold Miners Index (GDM) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

MARKET VECTORS JUNIOR GOLD MINERS ETF

Market Vectors Junior Gold Miners ETF (the “Fund“) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Junior Gold Miners Index1 (MVGDXJTR). As of December 31, 2010, MVGDXJTR represented 60 publicly traded companies.

Gold Share and Fund Review

For the twelve months ended December 31, 2010 (the “period”), the Fund increased 65.74%, while MVGDXJTR rose 67.95%.2 In fact, the Fund was one of the top-performing ETFs during the period.

The Fund offers convenient, cost-effective and tax-efficient access to small-cap gold miners, which are often companies in the early stages of exploration or development. Small-cap gold miners may incur higher risks than their large-cap counterparts but also offer the potential for growth and for being the beneficiary of merger and acquisition activity. The Fund is global and broadly diversified by country.

During the period, gold bullion prices gained $323.83 per ounce, or approximately 29.5%, to close on December 31, 2010 at $1,420.78 per ounce. This was the precious metal’s tenth consecutive year of gains and its second best annual performance of the past decade. After a slow start, gold bullion prices gained momentum in April and rose to a new all-time high of $1,265 per ounce on June 21. After pausing for a summer consolidation, gold bullion began another ascent in September and reached its peak on December 7 at $1,431.25. Financial stress was the primary driver of the gold bull market. More specifically, gold prices in 2010 were driven mainly by sovereign debt problems in Europe; an economy in the U.S. that has failed to respond to extremely low interest rates, fiscal stimulus or quantitative easing; and inflationary pressures in China and India.

Gold shares outpaced the precious metal during the period, as gold mining companies enjoyed great profit margins, benefiting from strength in the underlying gold bullion price. Gold-related assets have outperformed more traditional financial markets in nine of the last ten years. Returns of small-cap gold stocks outpaced those of larger producers overall during the period, as junior gold miners enjoyed even greater profit margins than their larger counterparts given their ability to streamline operations and ramp up production as needed.

Significantly, junior gold miners have been playing an increasingly important role in the discovery, development and growth of the industry, as the industry as a whole has been unable to replace reserves depleted through mining for the last decade. According to the Society of Economic Geologies, in the period since 2000, about two-thirds of new gold discoveries have been made by junior explorers, and juniors have found about 40% of the valuable larger or “world class” discoveries. With gold prices comfortably above the $1,000 per ounce level, the economic returns on the development projects held by the juniors became quite attractive. In turn, larger producers actively monitored junior companies as potential acquisition targets. According to Merrill Lynch, the value of global gold merger and acquisition transactions in the first nine months of 2010 had surpassed $25 billion, easily a new annual record. Indeed, during 2010, two of the companies in MVGDXJTR were acquired. Terrane Metals was acquired by Thompson Creek Metals in October, and Andean Resources was acquired by Goldcorp in December.

All of the Fund’s ten largest holdings as of December 31, 2010 produced positive returns during the period, led by Fronteer Gold and European Goldfields (2.7% and 3.2% of Fund net assets†, respectively), which each generated a triple-digit gain. Silvercorp Metals, Gabriel Resources, Hecla Mining, Allied Nevada Gold and Detour Gold (3.4%, 3.6%, 4.8%, 3.6% and 3.1% of Fund net assets†, respectively) also outpaced MVGDXJTR–each with impressive double-digit returns. Though experiencing double-digit share price increases, the remaining holdings in the Fund’s top ten lagged MGVDXJTR on a relative basis during the period.

The Fund is subject to various risks including those associated with making investments in gold and silver mining companies such as bullion price volatility, changes in world political developments, competitive pressures and risks associated with foreign investments. In times of stable economic growth, the value of gold, silver and other precious metals may be adversely affected. Mining companies are subject to elevated risks, which include, among others, competitive pressures, commodity and currency price fluctuations, and adverse governmental or environmental regulations. In particular, small and mid-cap mining companies may be subject to additional risks including inability to commence production and generate material revenues, significant expenditures and inability to secure financing, which may cause such companies to operate at a loss, greater volatility, lower trading volume and less liquidity than larger companies. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Junior Gold Miners Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

1

Market Vectors Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

2

The Fund is passively managed and may not hold each MVGDXJTR component in the same weighting as MVGDXJTR and is subject to certain expenses that MVGDXJTR is not. The Fund thus may not exactly replicate the performance of MVGDXJTR.

MARKET VECTORS JUNIOR GOLD MINERS ETF

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Hecla Mining Co.	4.8%
Coeur d’Alene Mines Corp.	4.1%
Silver Standard Resources, Inc.	3.7%
Alamos Gold, Inc.	3.7%
Allied Nevada Gold Corp.	3.6%
Gabriel Resources, Ltd.	3.6%
Silvercorp Metals, Inc.	3.4%
European Goldfields Ltd.	3.2%
Detour Gold Corp.	3.1%
Fronteer Gold, Inc.	2.7%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Junior Gold Miners ETF (GDXJ)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GDXJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	November 11, 2009* through December 31, 2010
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	1	0.3%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.3%
Greater than or Equal to 1.0% And Less Than 1.5%	13	4.5%
Greater than or Equal to 0.5% And Less Than 1.0%	50	17.5%
Greater than or Equal to 0.0% And Less Than 0.5%	124	43.5%
Greater than or Equal to -0.5% And Less Than 0.0%	65	22.8%
Greater than or Equal to -1.0% And Less Than -0.5%	26	9.1%
Greater than or Equal to -1.5% And Less Than -1.0%	5	1.7%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	1	0.3%
	286	100.0%

* First day of secondary market trading.

MARKET VECTORS JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	MVGDXJTR

One Year	66.53%	65.74%	67.95%
Life* (annualized)	62.08%	61.79%	60.71%
Life* (cumulative)	73.40%	73.05%	71.73%

* since 11/10/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Junior Gold Miners ETF (GDXJ) was 11/10/09.
[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/10/09) to the first day of secondary market trading in shares of the Fund (11/11/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Market Vectors Junior Gold Miners Index (MVGDXJTR) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate MVGDXJTR. Structured Solutions AG uses its best efforts to ensure that MVGDXJTR is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in MVGDXJTR to third parties. Market Vectors Junior Gold Miners ETF is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset -management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Market Vectors Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float- adjusted index comprised of a global universe of publicly traded small-and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

MARKET VECTORS NUCLEAR ENERGY ETF

Effective January 4, 2011, Market Vectors Nuclear Energy ETF was re-named Market Vectors Uranium+Nuclear Energy ETF to better communicate the relative weight of the uranium mining sub-sector among the seven nuclear energy sub-sectors represented in DXNE. As of December 31, 2010, uranium mining accounted for approximately 39% of the Fund’s total market capitalization. The balance of the Fund was diversified amongst companies involved with uranium enrichment, uranium storage, equipment for nuclear energy generation, nuclear plant infrastructure, nuclear fuel transportation and nuclear energy generation. The Fund’s ticker symbol, NLR, remained unchanged.

Market Vectors Nuclear Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the performance of the DAXglobal® Nuclear Energy Index1 (DXNE). As of December 31, 2010, DXNE represented 23 publicly traded companies.

Fund Review

For the twelve months ended December 31, 2010, (the “period”), the Fund advanced 16.37%, while DXNE increased 16.82%.2

The Fund offers investors pure play and diversified access to the nuclear industry. The nuclear industry currently provides 20% of U.S. electricity, a figure that is expected to double by 2030. At the same time, nuclear energy has been gaining acceptance internationally, particularly within the emerging market nations. Drivers of the industry include surging power demand, calls to reduce emissions and the widespread need to reduce reliance on imported oil.

During the period, equities of nuclear energy and uranium companies generated solid returns, propelled by several factors. First, demand for nuclear energy rose. In the U.S., nuclear energy struggled to shake off a long-standing stigma as well as the headwinds of reduced electricity demand and failure to pass climate legislation that would impact carbon-gas emissions. However, in select overseas markets, nuclear energy demand soared. For example, China’s nuclear power agency announced during the second half of 2010 that China could build 112 gigawatts of nuclear capacity by 2020. China is currently constructing 23 nuclear reactors, and the estimated capacity amount is one-third of the world’s current nuclear capacity, so the announcement drove uranium prices notably higher. Nuclear energy accounts for half of uranium’s use. Russia, India, South Korea and Pakistan are among other nations developing reactors, seeking to stockpile whatever inventory of uranium they can obtain. China, India and Russia account for half of the world’s 152 planned nuclear reactors. Currently, nuclear energy produces between 13% and 16% of the world’s electricity via 441 nuclear reactors operational worldwide. With a total of 58 new reactors worldwide already at some stage of construction, nuclear capacity will likely be boosted by 16% once completed. Second, energy costs were on the rise in 2010. Oil ended the year over $90 per barrel, and historically, oil prices and interest in nuclear energy tend to have a high correlation, as both developed and emerging economies seek a way to wean off fossil fuels. Third, global warming concerns have renewed interest in nuclear energy around the world.

Of the Fund’s ten largest holdings as of December 31, 2010, seven generated a positive return during the period, led by Fronteer and Denison Mines (4.9% and 4.5% of Fund net assets†, respectively), which each posted robust triple-digit gains. Paladin Energy, Cameco and JGC (7.9%, 8.3% and 4.5% of Fund net assets†, respectively) also outpaced DXNE on a relative basis, albeit more modestly. The remaining holdings in the Fund’s top ten lagged DXNE, though Electricite de France, Constellation Energy Group and Exelon (7.6%, 8.3% and 8.1% of Fund net assets†, respectively) were the only holdings among the Fund’s top ten to experience share price declines during the period.

The Fund is subject to various risks including those associated with making investments in nuclear energy companies such as restrictive regulations, accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters, equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

MARKET VECTORS NUCLEAR ENERGY ETF

The DAXglobal® Nuclear Energy Index (DXNE), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation. Deutsche Börse AG neither sponsors nor endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of DXNE or results to be obtained by any person using DXNE in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

The DAXglobal® Nuclear Energy Index (DXNE) is a modified market capitalization-weighted index intended to track the movements of securities of companies engaged in the nuclear energy industry that are traded on leading global exchanges.

[2]

The Fund is passively managed and may not hold each DXNE component in the same weighting as the DXNE and is subject to certain expenses that DXNE is not. The Fund thus may not exactly replicate the performance of DXNE.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Cameco Corp.	8.3%
Constellation Energy Group, Inc.	8.3%
Exelon Corp.	8.1%
Paladin Energy Ltd.	7.9%
Electricite de France S.A.	7.6%
Fronteer Development Group	4.9%
Mitsubishi Heavy Industries Ltd.	4.5%
Denison Mines Corp.	4.5%
JGC Corp.	4.5%
Areva S.A.	4.4%

As of December 31, 2010. Portfolio is subject to change.
* Percentage of net assets.
** Percentage of investments.

MARKET VECTORS NUCLEAR ENERGY ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Nuclear Energy ETF (NLR)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for NLR is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 15, 2007* through December 31, 2010
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	2	0.2%
Greater than or Equal to 2.5% And Less Than 3.0%	3	0.4%
Greater than or Equal to 2.0% And Less Than 2.5%	4	0.5%
Greater than or Equal to 1.5% And Less Than 2.0%	14	1.6%
Greater than or Equal to 1.0% And Less Than 1.5%	46	5.4%
Greater than or Equal to 0.5% And Less Than 1.0%	149	17.5%
Greater than or Equal to 0.0% And Less Than 0.5%	264	30.9%
Greater than or Equal to -0.5% And Less Than 0.0%	201	23.6%
Greater than or Equal to -1.0% And Less Than -0.5%	88	10.3%
Greater than or Equal to -1.5% And Less Than -1.0%	35	4.1%
Greater than or Equal to -2.0% And Less Than -1.5%	21	2.5%
Greater than or Equal to -2.5% And Less Than -2.0%	13	1.5%
Greater than or Equal to -3.0% And Less Than -2.5%	6	0.7%
Less Than -3.0%	7	0.8%
	853	100.0%

* First day of secondary market trading.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	DXNE

One Year	16.57%	16.37%	16.82%
Life* (annualized)	(9.78)%	(9.83)%	(9.14)%
Life* (cumulative)	(29.40)%	(29.54)%	(27.73)%

* since 8/13/07

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Nuclear Energy ETF (NLR) was 8/13/07.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/13/07) to the first day of secondary market trading in shares of the Fund (8/15/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

DAXglobal® Nuclear Energy Index (DXNE), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation. Deutsche Börse AG neither sponsors nor endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of DXNE or results to be obtained by any person using DXNE in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

DAXglobal® Nuclear Energy Index (DXNE) is a modified market capitalization-weighted index intended to track the movements of securities of companies engaged in the nuclear energy industry that are traded on leading global exchanges.

MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF

Market Vectors Rare Earth/Strategic Metals ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the performance of the Market Vectors Rare Earth/Strategic Metals Index1 (MVREMXTR). As of December 31, 2010, MVREMXTR represented 25 publicly traded companies.

Fund Review

For the period from the Fund’s commencement date on October 27, 2010 through December 31, 2010 (the “reporting period”), the Fund gained 19.84%, while MVREMXTR rose 18.48%.2 The Fund is currently the only ETF that gives investors exposure to rare earth metals.

Rare earth/strategic metals are industrial metals that are typically mined as by-products in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. Currently, approximately 49 elements in the periodic table are considered rare earth/strategic metals, including cerium, manganese, titanium and tungsten. Strategic metals are used in a variety of technologies including jet engines, hybrid cars, steel alloys, wind turbines, flat screen televisions and cellular phones. Rare earth metals, a subset of strategic metals, are a collection of 17 chemical elements that are essential in many of today’s most advanced technologies, with particular applications in electronics and defense.

Rare earth/strategic metals are a fairly new area for many investors. These metals are typically not traded on exchanges because they are available in such limited quantities relative to other metals. One of the risks of the sector is that China currently controls 97% of rare earth production, but, notably, China comprises less than 15% of the Fund. This proved to be important when China announced in December 2010 that it would cut exports of its rare earth metals by 35% in 2011 in order to keep some at home for its own industries–a cut on top of a 40% reduction in exports implemented over the summer of 2010. The news was bad for countries like Japan that rely solely on China for its supply, but it was good for miners with production outside of China, many of which saw their stocks rise significantly following the announcements of such export quotas. Other countries that may fill the supply gap include Malaysia, Brazil, India, Chile, Bolivia, the U.S. and Canada, each of which sits on notable reserve bases of these metals as well. Also supporting the performance of these miners during the reporting period were reports that demand for rare earth metals is expected to hit 200,000 tons, valued at around $2 to $3 billion, by 2014, with 25% of new demand coming from technological advances. Even in China, demand of these metals is forecast to outstrip supply by 2012.

Of the Fund’s ten largest holdings as of December 31, 2010, six generated positive returns that outpaced MVREMXTR during the reporting period, led by Kenmare Resources, Lynas, Iluka Resources and Thompson Creek Metals (5.7%, 9.9%, 8.1% and 6.7% of Fund net assets†, respectively). Hunan Non-Ferrous Metals and Osaka Titanium Technologies (4.1% and 4.3% of Fund net assets†, respectively) also produced positive returns but lagged MVREMXTR on a relative basis. The only holdings among the Fund’s top ten to lose ground during the reporting period were Titanium Metals and Neo Material Technologies (5.4% and 4.4% of Fund net assets†, respectively).

Investments in companies involved in the various activities related to the mining, refining and manufacturing of rare earth/strategic metals are subject to elevated risks including international political and economic developments, adverse governmental or environmental regulations, and commodity prices. Moreover, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks and hazards associated with metals and mining, such as fire, drought, and increased regulatory and environmental costs. In addition, companies involved in the various activities that are related to the mining, refining and manufacturing of minor metals may be at risk for environmental damage claims. In particular, small and mid-cap mining companies may be subject to additional risks including inability to commence production and generate material revenues, significant expenditures and inability to secure financing, which may cause such companies to operate at a loss, greater volatility, lower trading volume and less liquidity than larger companies. Investors should be willing to accept a high degree of volatility and the potential of significant loss. China is currently the primary source of rare earth/strategic metals; a ban on the export of rare earth metals, or alternatively a reversal of China’s policies on export limits, could have a significant impact on industries around the globe. Radioactive materials are sometimes associated with rare earth mining projects and may cause difficulties in obtaining necessary permits.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Rare Earth/Strategic Metals Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Rare Earth/Strategic Metals ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors Rare Earth/Strategic Metals Index (MVREMXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies engaged in a variety of activities that are related to the mining, refining and manufacturing of rare earth/strategic metals.

[2]

The Fund is passively managed and may not hold each MVREMXTR component in the same weighting as MVREMXTR and is subject to certain expenses that MVREMXTR is not. The Fund thus may not exactly replicate the performance of MVREMXTR.

MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Lynas Corp Ltd.	9.9%
Iluka Resources Ltd.	8.1%
Thompson Creek Metals Co., Inc.	6.7%
Molycorp, Inc.	6.2%
Kenmare Resources PLC	5.7%
China Molybdenum Co. Ltd.	5.4%
Titanium Metals Corp.	5.4%
Neo Material Technologies, Inc.	4.4%
OSAKA Titanium Technologies Co.	4.3%
Hunan Non-Ferrous Metal Corp. Ltd.	4.1%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Rare Earth/Strategic Metals ETF (REMX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for REMX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 28, 2010* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	3	6.7%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	9	20.0%
Greater than or Equal to 0.5% And Less Than 1.0%	20	44.5%
Greater than or Equal to 0.0% And Less Than 0.5%	10	22.2%
Greater than or Equal to -0.5% And Less Than 0.0%	2	4.4%
Greater than or Equal to -1.0% And Less Than -0.5%	1	2.2%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	45	100.0%

*	First day of secondary market trading.

MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	MVREMXTR

Life* (cumulative)	21.46%	19.84%	18.48%

* since 10/27/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Rare Earth/Strategic Metals ETF (REMX) was 10/27/10.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/27/10) to the first day of secondary market trading in shares of the Fund (10/28/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

The Market Vectors Rare Earth/Strategic Metals Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset -management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Rare Earth/Strategic Metals ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset -management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

Market Vectors Rare Earth/Strategic Metals Index (MVREMXTR) is a rules-based, modified market capitalization- weighted, float-adjusted index comprised of publicly traded companies engaged in a variety of activities that are related to the mining, refining and manufacturing of rare earth/strategic metals.

MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF

Market Vectors RVE Hard Assets Producers ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the RogersTM–Van Eck Hard Assets Producers Index1 (RVEIT). As of December 31, 2010, RVEIT represented 328 publicly traded companies.

Fund Review

For the twelve months ended December 31, 2010 (the “period”), the Fund advanced 16.57%, while RVEIT increased 16.70%.2

The Fund offers investors convenient, cost-effective, tax-efficient access to hard assets producers and distributors worldwide. The Fund is comprehensive in its composition, comprising well over 300 companies from more than 40 countries and six hard assets sectors. Unlike many commodities indices, the RVEIT is consumption weighted and thus offers more balanced exposure rather than being dominated by energy companies. Notably, the Fund offers exposure to water and alternative energy, two hard assets sectors not represented in most natural resources indices.

During the period, hard asset commodities overall and their corresponding equity sectors experienced a challenging period from January through August along with the broader equity market, due primarily to dominating fears of economic weakness as well as to excessive supplies and slack demand, most notably in energy commodities. However, the landscape changed at the end of the summer, and the last four months of the year more than offset the declines of the first eight months. The formal announcement in November of a second round of quantitative easing by the U.S. Federal Reserve helped boost most commodities. Globally, emerging market-based demand for commodities accelerated. Expansive monetary policies from many of the OECD (Organization for Economic Cooperation and Development) nations, consisting primarily of industrialized democracies, contributed to improved demand for physical assets as well. This strong demand, combined with tight supply, drove most commodity prices higher. Some gains appeared related to a decline in the U.S. dollar against major currencies as economic data stabilized and improved. Grain prices surged because of crop failure around the world, especially in Russia. In all, some in the media ended up calling 2010, “The Year for Commodities.” Crude oil was up 15.15% for the year, and gold was up 29.52%. Both were laggards compared with cotton, silver, coffee and corn.

Of the Fund’s ten largest holdings as of December 31, 2010, six generated a positive return during the period, with Deere & Co., Potash, Chevron and BHP Billiton (3.7%, 4.7%, 2.5% and 2.1% of Fund net assets†, respectively) outpacing RVEIT on a relative basis. Exxon Mobil and Syngenta (5.1% and 3.0% of Fund net assets†, respectively) also gained ground but lagged RVEIT on a relative basis. The remaining holdings in the Fund’s top ten experienced share price declines during the period.

The Fund is subject to various risks including those associated with making investments in companies engaged in producing and distributing hard assets and related products and services, such as commodity price volatility, changes in government policies/regulations and world political and economic developments. Additional risks include competitive pressures, technological advances and/or obsolescence, the depletion of resources, labor relations issues and risks associated with foreign investments, a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The RogersTM-Van Eck Hard Assets Producers Index has been licensed by Van Eck Associates Corporation from S-Network Global Indexes, LLC for use in connection with Market Vectors RVE Hard Assets Producers ETF (HAP). HAP is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC, which makes no representation regarding the advisability of investing in HAP.

“Jim Rogers,” “James Beeland Rogers, Jr.,” and “Rogers,” are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF

HAP is not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this material, or the advisability of investing in securities or commodities generally, or in HAP or in futures particularly.

BEELAND INTERESTS AND ITS AFFILIATES AND VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF HAP, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF RVEI. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR VAN ECK OR ANY THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

The RogersTM–Van Eck Hard Assets Producers Index (RVEIT) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services. The companies are involved in six hard assets sectors: agriculture, energy, base metals, precious metals, forest products and water/renewable energy sources (solar, wind).

[2]

The Fund is passively managed and may not hold each RVEIT component in the same weighting as RVEIT and is subject to certain expenses that RVEIT is not. The Fund thus may not exactly replicate the performance of RVEIT.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Exxon Mobil Corp.	5.1%
Potash Corp. of Saskatchewan, Inc.	4.7%
Monsanto Co.	4.0%
Deere & Co.	3.7%
Syngenta AG	3.0%
Chevron Corp.	2.5%
BHP Billiton Ltd.	2.1%
Archer-Daniels-Midland Co.	2.0%
BP PLC	1.9%
Total S.A.	1.7%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

RVE Hard Assets Producers ETF (HAP)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for HAP is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	September 3, 2008* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	8	1.4%
Greater than or Equal to 2.5% And Less Than 3.0%	4	0.7%
Greater than or Equal to 2.0% And Less Than 2.5%	6	1.0%
Greater than or Equal to 1.5% And Less Than 2.0%	16	2.7%
Greater than or Equal to 1.0% And Less Than 1.5%	25	4.3%
Greater than or Equal to 0.5% And Less Than 1.0%	121	20.5%
Greater than or Equal to 0.0% And Less Than 0.5%	255	43.3%
Greater than or Equal to -0.5% And Less Than 0.0%	120	20.4%
Greater than or Equal to -1.0% And Less Than -0.5%	21	3.6%
Greater than or Equal to -1.5% And Less Than -1.0%	5	0.9%
Greater than or Equal to -2.0% And Less Than -1.5%	4	0.7%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.3%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	1	0.2%

	588	100.0%

*	First day of secondary market trading.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	RVEIT

One Year	16.51%	16.57%	16.70%
Life* (annualized)	0.06%	(0.06)%	0.24%
Life* (cumulative)	0.15%	(0.15)%	0.57%

* since 8/29/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors RVE Hard Assets Producers ETF (HAP) was 8/29/08.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/29/08) to the first day of secondary market trading in shares of the Fund (9/3/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

The RogersTM-Van Eck Hard Assets Producers Index has been licensed by Van Eck Associates Corporation from S- Network Global Indexes, LLC. The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC, which makes no representation regarding the advisability of investing in the Fund.

“Jim Rogers,” “James Beeland Rogers, Jr.,” and “Rogers,” are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

The Fund is not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this material, or the advisability of investing in securities or commodities generally, or in the Fund or in futures particularly.

BEELAND INTERESTS AND ITS AFFILIATES AND VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF HAP, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF RVEI. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR VAN ECK OR ANY THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The RogersTM-Van Eck Hard Assets Producers Index is a rules-based, modified capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

MARKET VECTORS SOLAR ENERGY ETF

Market Vectors Solar Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Ardour Solar Energy IndexSM (SOLRXT)1. As of December 31, 2010, SOLRXT represented 29 publicly traded companies.

Fund Review

For the twelve months ended December 31, 2010 (the “period”), the Fund was down 28.65%, while SOLRXT fell 29.06%.2 Despite recent challenges, solar energy remains the fastest growing renewable energy source in the world. The Fund offers access to the emerging global solar energy industry via a pure play portfolio that includes photovoltaic, concentrated solar power and solar thermal power; solar integrators; and related technologies. The Fund is also well diversified by country.

Solar stocks faced a difficult period during the first two-thirds of the period along with the broad global equity markets, hit particularly hard by the European economic situation and by heightened investor risk aversion. Some concerns also existed as to the potential effects of austerity measures in the European Union (EU) on national incentive plans. While not enough to offset the impact of the first eight months of the period, a modest rally in the solar energy sector began in the late summer of 2010. Revenues of solar companies typically exceeded guidance, as did prices and gross margins. Analysts generally upgraded earnings estimates for solar companies. Asian solar stocks performed particularly well, driven by both strong demand in the solar industry and their competitive position as the low cost manufacturers. Further support for manufacturers with U.S. dollar-based costs came from the recovery in the euro during the second half of the year. Another benefit to the sector toward the end of the year was the extension of the provision of cash grants for solar project development included in the U.S. tax cut extensions. All that said, investors remained cautious on the solar industry given heightened concerns about a collapse in solar module prices in 2011 as tariffs are reduced.

Nine of the Fund’s ten largest holdings as of December 31, 2010 saw their share price decline during the period. However, JA Solar Holdings (4.4% of Fund net assets†) generated a solid double-digit gain and Gintech Energy, First Solar, Trina Solar and MEMC Electronic Materials (4.6%, 10.0%, 9.1% and 9.5% of Fund net assets†, respectively) each outpaced SOLRXT on a relative basis. The remaining holdings in the Fund’s top ten lagged SOLRXT during the period.

The Fund is subject to various risks including those associated with making investments in companies engaged in the solar energy business such as technological developments and obsolescence, short product cycles, commodity and energy price volatility, depletion of resources and risks associated with companies with a limited operating history. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

“Ardour Global IndexesSM, LLC” and “Ardour Solar Energy IndexSM” (SOLRXT) are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation. The Fund is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in the Fund. SOLRXT is calculated by Dow Jones Indexes. The Fund, based on the SOLRXT, is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

The Ardour Solar Energy IndexSM (SOLRXT) is a rules-based, modified global capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the solar energy industry.

[2]

The Fund is passively managed and may not hold each SOLRXT component in the same weighting as SOLRXT and is subject to certain expenses that SOLRXT is not. The Fund thus may not exactly replicate the performance of SOLRXT.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

First Solar, Inc.	10.0%
MEMC Electronic Materials, Inc.	9.5%
Trina Solar Ltd.	9.1%
Renewable Energy Corp.	8.2%
Gintech Energy Corp.	4.6%
SMA Solar Technology AG	4.5%
JA Solar Holdings Co. Ltd.	4.4%
Suntech Power Holdings Co. Ltd.	4.4%
Solarworld AG	4.4%
Yingli Green Energy Holding Co. Ltd.	4.3%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS SOLAR ENERGY ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Solar Energy ETF (KWT)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for KWT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 23, 2008* through December 31, 2010
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	2	0.3%
Greater than or Equal to 2.5% And Less Than 3.0%	3	0.4%
Greater than or Equal to 2.0% And Less Than 2.5%	6	0.9%
Greater than or Equal to 1.5% And Less Than 2.0%	10	1.5%
Greater than or Equal to 1.0% And Less Than 1.5%	37	5.4%
Greater than or Equal to 0.5% And Less Than 1.0%	83	12.2%
Greater than or Equal to 0.0% And Less Than 0.5%	258	38.0%
Greater than or Equal to -0.5% And Less Than 0.0%	192	28.2%
Greater than or Equal to -1.0% And Less Than -0.5%	55	8.1%
Greater than or Equal to -1.5% And Less Than -1.0%	12	1.8%
Greater than or Equal to -2.0% And Less Than -1.5%	11	1.6%
Greater than or Equal to -2.5% And Less Than -2.0%	4	0.6%
Greater than or Equal to -3.0% And Less Than -2.5%	2	0.3%
Less Than -3.0%	5	0.7%
	680	100.0%

* First day of secondary market trading.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV		SOLRXT

One Year	(28.72)%	(28.65)%		(29.06)%
Life* (annualized)	(38.19)%	(38.07)%		(37.97)%
Life* (cumulative)	(72.67)%	(72.52	) %	(72.40)%

* since 4/21/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Solar Energy ETF (KWT) was 4/21/08.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/21/08) to the first day of secondary market trading in shares of the Fund (4/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

“Ardour Global IndexesSM, LLC” and “Ardour Solar Energy IndexSM” (SOLRXT) are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation. The Fund is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in the Fund. SOLRXT is calculated by Dow Jones Indexes. The Fund, based on the SOLRXT, is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Ardour Solar Energy IndexSM (SOLRXT) is a rules-based, modified global capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the solar energy industry.

MARKET VECTORS STEEL ETF

Market Vectors Steel ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the NYSE Arca Steel Index1 (STEEL). As of December 31, 2010, STEEL represented 26 publicly traded companies.

Fund Review

For the twelve months ended December 31, 2010 (the “period”), the Fund advanced 19.39%, while STEEL increased 19.89%.2

The global steel industry benefits from emerging markets’ infrastructure build-out, U.S. infrastructure maintenance, and stimulus programs of governments worldwide. To date, China accounts for 35% of world steel demand, driven by economic growth, infrastructure investment, new home building and expanding manufacturing. Importantly, the industry has experienced improved cost structure and capacity management over the last few years. The Fund offers investors a pure play and diversified portfolio of steel-related companies via STEEL.

During the period, shares of steel companies overall achieved solid double-digit gains, but it was a challenging period for the industry. Overcapacity, fragmented ownership, rising raw material prices and, in the European market, sluggish demand at a time of weak economic growth could be counted amongst the industry’s headwinds. The steel industry was also hit hard by rising scrap metal prices, which were only slightly offset by better margins in the metal recycling business. The fabricated product business did not see any real profitability, but achieved smaller losses during the second half of the year. In short, an oversupply of steel and decreased consumption kept prices under pressure for much of the year. That said, steel saw improved demand in the U.S. as the year progressed despite a slowly recovering economy, as U.S. manufacturing generally and auto sales in particular saw better numbers. During the last quarter, steel prices started to climb on increased demand for the metal in everything from ships and cars to tin cans, appliances and oil pipelines. Boosting the industry toward the end of the year was also anticipation of increasing demand for steel in 2011, particularly in emerging markets, which could ultimately translate into a 15%-20% price increase, according to The Wall Street Journal.

Of the Fund’s ten largest holdings as of December 31, 2010, seven generated a positive return during the period. Mechel OAO, Rio Tinto, Ternium and Vale (4.5%, 12.3%, 4.5% and 12.5% of Fund net assets†, respectively) each outpaced STEEL; Cia Sidurergica Nacional, United States Steel and Steel Dynamics (5.2%, 4.4% and 4.5% of Fund net assets†, respectively) gained ground but lagged STEEL on a relative basis during the period. The remaining holdings in the Fund’s top ten experienced share price declines during the period.

The Fund is subject to various risks including those associated with making investments in steel companies such as competitive pressures, fluctuations in the price of steel, changes in government regulation, world events and economic conditions. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

† All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

NYSE Arca Steel Index (STEEL) is a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation. NYSE Euronext neither sponsors nor endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of STEEL or the results to be obtained by any person from the using STEEL in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

NYSE Arca Steel Index (STEEL) is a modified market capitalization-weighted index comprised of publicly traded companies predominantly involved in the production of steel products or mining and processing of iron ore.

[2]

The Fund is passively managed and may not hold each STEEL component in the same weighting as STEEL and is subject to certain expenses that STEEL is not. The Fund thus may not exactly replicate the performance of STEEL.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Vale S.A.	12.5%
Rio Tinto PLC	12.3%
ArcelorMittal	9.6%
POSCO	6.1%
Cia Siderurgica Nacional S.A.	5.2%
Gerdau S.A.	5.2%
Ternium S.A.	4.5%
Mechel OAO	4.5%
Steel Dynamics, Inc.	4.5%
United States Steel Corp.	4.4%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS STEEL ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Steel ETF (SLX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SLX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 16, 2006* through December 31, 2010
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.2%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	1	0.1%
Greater than or Equal to 0.5% And Less Than 1.0%	16	1.5%
Greater than or Equal to 0.0% And Less Than 0.5%	291	27.4%
Greater than or Equal to -0.5% And Less Than 0.0%	691	65.1%
Greater than or Equal to -1.0% And Less Than -0.5%	54	5.1%
Greater than or Equal to -1.5% And Less Than -1.0%	3	0.3%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	2	0.2%
	1061	100.0%

* First day of secondary market trading.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	STEEL
One Year	19.65%	19.39%	19.89%
Life* (annualized)	17.10%	17.06%	17.56%
Life* (cumulative)	94.79%	94.51%	98.16%

* since 10/10/06

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Steel ETF was 10/10/06.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

NYSE Arca Steel Index (STEEL) is a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation. NYSE Euronext neither sponsors nor endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of STEEL or the results to be obtained by any person from the using STEEL in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

NYSE Arca Steel Index (STEEL) is a modified market capitalization-weighted index comprised of publicly traded companies predominantly involved in the production of steel products or mining and processing of iron ore.

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period
As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual Expenses
The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2010- December 31, 2010
Agribusiness ETF
	Actual	$1,000.00	$1,472.60	0.55%	$3.42
	Hypothetical**	$1,000.00	$1,022.44	0.55%	$2.80
Coal ETF
	Actual	$1,000.00	$1,576.50	0.58%	$3.76
	Hypothetical**	$1,000.00	$1,022.29	0.58%	$2.95
Global Alternative Energy ETF
	Actual	$1,000.00	$1,096.30	0.62%	$3.29
	Hypothetical**	$1,000.00	$1,022.07	0.62%	$3.17
Gold Miners ETF
	Actual	$1,000.00	$1,189.30	0.53%	$2.94
	Hypothetical**	$1,000.00	$1,022.52	0.53%	$2.72
Junior Gold Miners ETF
	Actual	$1,000.00	$1,559.50	0.54%	$3.47
	Hypothetical**	$1,000.00	$1,022.50	0.54%	$2.74
Nuclear Energy ETF
	Actual	$1,000.00	$1,414.00	0.57%	$3.45
	Hypothetical**	$1,000.00	$1,022.34	0.57%	$2.89
Rare Earth/Strategic Metals ETF***
	Actual	$1,000.00	$1,198.40	0.57%	$1.12
	Hypothetical**	$1,000.00	$1,007.89	0.57%	$1.02
RVE Hard Assets Producers ETF
	Actual	$1,000.00	$1,389.10	0.62%	$3.73
	Hypothetical**	$1,000.00	$1,022.08	0.62%	$3.16
Solar Energy ETF
	Actual	$1,000.00	$1,148.40	0.65%	$3.52
	Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31
Steel ETF
	Actual	$1,000.00	$1,399.10	0.55%	$3.33
	Hypothetical**	$1,000.00	$1,022.43	0.55%	$2.81

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2010) multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
***

Rare Earth/Strategic Metals ETF commenced operations on October 27, 2010. Expenses are equal to the Fund’s annualized expense ratio (for the period of commencement of operations to December 31, 2010) multiplied by the average account value over the period, multiplied by the number of days from inception (65 days), and divided by 365 (to reflect the period from commencement).

AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.8%
Argentina: 0.2%
343,554	Cresud S.A.C.I.F. y S.A. (ADR) *	$6,520,655

Australia: 0.8%
3,072,765	Elders Ltd. * † #	1,843,873
1,358,419	GrainCorp. Ltd. #	9,191,817
1,793,092	Nufarm Ltd. * #	9,452,051

		20,487,741

Brazil: 4.5%
5,976,702	Brasil Foods S.A. (ADR) †	100,886,730
1,194,278	Cosan Ltd. (Class A) (USD)	16,266,066

		117,152,796

Canada: 9.8%
939,050	Maple Leaf Foods, Inc.	10,764,132
1,433,740	Potash Corp. of Saskatchewan,
	Inc. (USD)	221,985,964
2,545,333	Viterra, Inc. *	23,771,640

		256,521,736

Chile: 1.8%
824,550	Sociedad Quimica y Minera de Chile
	S.A. (ADR) †	48,170,211

China / Hong Kong: 3.1%
22,898,000	Chaoda Modern Agriculture Holdings
	Ltd. † #	17,140,437
27,655,100	China Agri-Industries Holdings Ltd. † #	31,334,632
12,120,000	China BlueChemical Ltd. #	8,680,606
48,086,000	Sinofert Holdings Ltd. * #	24,839,077

		81,994,752

Indonesia: 1.7%
10,785,876	Astra Agro Lestari Tbk PT #	31,304,910
9,345,702	Perusahaan Perkebunan London
	Sumatra Indonesia Tbk PT #	13,308,727

		44,613,637

Ireland: 0.4%
2,010,766	Glanbia Plc	9,560,098

Japan: 3.2%
8,808,000	Kubota Corp. #	83,068,112

Malaysia: 5.2%
45,377,355	IOI Corp. Bhd #	85,447,230
7,237,570	Kuala Lumpur Kepong Bhd #	51,868,335

		137,315,565

Netherlands: 3.7%
1,635,028	CNH Global N.V. (USD) *	78,056,237
240,562	Nutreco Holding N.V. #	18,342,534

		96,398,771

Norway: 4.4%
1,978,422	Yara International ASA #	115,608,394

Singapore: 11.1%
83,147,745	Golden Agri-Resources Ltd. #	52,007,955
4,714,418	Golden Agri-Resources Ltd. Warrants
	(SGD 0.54, expiring 07/23/12) *	883,229
9,913,520	Indofood Agri Resources Ltd. * #	21,691,607
14,559,087	Olam International Ltd. #	35,721,161
41,124,751	Wilmar International Ltd. #	181,117,185

		291,421,137

Switzerland: 4.3%
384,391	Syngenta A.G. #	113,028,583

United Kingdom: 1.0%
3,192,842	Tate & Lyle Plc #	25,981,437

United States: 44.6%
637,334	AGCO Corp. *	32,287,340
1,078,857	Agrium, Inc.	98,985,130
126,028	Andersons, Inc.	4,581,118
3,680,298	Archer-Daniels-Midland Co.	110,703,364
965,052	Bunge Ltd.	63,230,207
487,206	CF Industries Holdings, Inc.	65,845,891
309,479	Chiquita Brands International, Inc. *	4,338,896
517,964	Corn Products International, Inc.	23,826,344
564,846	Darling International, Inc. *	7,501,155
2,472,594	Deere & Co.	205,348,932
1,326,869	Del Monte Foods Co.	24,945,137
514,438	Intrepid Potash, Inc. *	19,183,393
85,796	Lindsay Corp. †	5,098,856
3,264,946	Monsanto Co.	227,370,839
2,866,418	Mosaic Co.	218,879,678
1,137,133	Smithfield Foods, Inc. *	23,459,054
2,104,296	Tyson Foods, Inc.	36,235,977

		1,171,821,311

Total Common Stocks
(Cost: $2,239,420,660)		2,619,664,936

MONEY MARKET FUND: 0.1%
(Cost: $2,292,029)
2,292,029	Dreyfus Government Cash
	Management Fund	2,292,029

Total Investments Before Collateral for Securities Loaned: 99.9%
(Cost: $2,241,712,689)		2,621,956,965

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.9%
2,069,636	Bank of New York Institutional Cash
	Reserve Series B (a) #	473,429
23,407,000	Bank of New York Overnight
	Government Fund	23,407,000

Total Short-Term Investments held as Collateral for Securities Loaned
(Cost: $25,476,636)		23,880,429

OTHER: 0.1%
(Cost: $0)
0	Capital Support Agreement (a) #	873,111

Total Investments: 100.9%
(Cost: $2,267,189,325)		2,646,710,505
Liabilities in excess of other assets: (0.9)%		(22,494,204)

NET ASSETS: 100.0%		$2,624,216,301

See Notes to Financial Statements

ADR	American Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar
(a)

The Fund has entered into a Capital Support Agreement (CSA) with the Bank of New York Mellon Corporation (BNY Mellon), which provides that BNY Mellon, at no cost to the Fund, may provide capital to the Fund for a guaranteed recovery of up to 80% of the par value of the BNY Institutional Cash Reserve Series B, subject to the conditions explained in Note 10. This valuation represents the fair value of the CSA as of December 31, 2010.

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $24,559,273.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $932,325,203 which represents 35.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Agricultural Chemicals	42.5%	$1,114,407,555
Agricultural Operations	25.9	680,331,408
Alternative Waste Technology	0.3	7,501,155
Chemicals - Diversified	2.2	57,622,262
Food - Canned	0.9	24,945,137
Food - Dairy Products	0.4	9,560,098
Food - Meat Products	6.5	171,345,893
Food - Miscellaneous / Diversified	1.8	46,507,774
Food - Wholesale / Distribution	1.4	35,721,161
Machinery - Farm	15.4	403,859,477
Retail - Miscellaneous / Diversified	0.1	1,843,873
Sugar	1.6	42,247,503
Transport - Services	0.9	23,771,640
Money Market Fund	0.1	2,292,029

	100.0%	$2,621,956,965

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Argentina	$6,520,655	$—	$—	$6,520,655
Australia	—	20,487,741	—	20,487,741
Brazil	117,152,796	—	—	117,152,796
Canada	256,521,736	—	—	256,521,736
Chile	48,170,211	—	—	48,170,211
China / Hong Kong	—	81,994,752	—	81,994,752
Indonesia	—	44,613,637	—	44,613,637
Ireland	9,560,098	—	—	9,560,098
Japan	—	83,068,112	—	83,068,112
Malaysia	—	137,315,565	—	137,315,565
Netherlands	78,056,237	18,342,534	—	96,398,771
Norway	—	115,608,394	—	115,608,394
Singapore	883,229	290,537,908	—	291,421,137
Switzerland	—	113,028,583	—	113,028,583
United Kingdom	—	25,981,437	—	25,981,437
United States	1,171,821,311	—	—	1,171,821,311
Money Market Funds	25,699,029	473,429	—	26,172,458
Capital Support Agreement	—	—	873,111	873,111

Total	$1,714,385,302	$931,452,092	$873,111	$2,646,710,505

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2010:

Balance as of 12/31/09	$804,550
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	68,561
Net purchases (sales)	—
Transfers in and/or out of level 3	—

Balance as of 12/31/10	$873,111

See Notes to Financial Statements

COAL ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.9%
Australia: 9.2%
634,551	Aquila Resources Ltd. * † #	$6,415,296
48,643	Coal & Allied Industries Ltd. #	5,976,821
2,167,223	Cockatoo Coal Ltd. * #	1,178,141
221,767	Gloucester Coal Ltd. * #	2,813,756
579,753	Macarthur Coal Ltd. #	7,629,065
912,711	New Hope Corp. Ltd. #	4,541,464
605,776	Riversdale Mining Ltd. * † #	10,584,932
969,499	White Energy Co. Ltd. * #	3,425,353
873,008	Whitehaven Coal Ltd. #	6,022,779

		48,587,607

Canada: 2.7%
312,247	SouthGobi Energy Resources Ltd. (HKD) * #	3,994,302
819,147	Western Canadian Coal Corp. *	10,139,896

		14,134,198

China / Hong Kong: 19.2%
14,939,095	China Coal Energy Co. Ltd. #	23,299,726
10,193,408	China Shenhua Energy Co. Ltd. #	42,715,265
11,708,067	Fushan International Energy Group Ltd. #	8,019,134
3,837,307	Hidili Industry International Development Ltd. #	3,240,559
43,872	Puda Coal, Inc. (USD) *	625,176
7,761,961	Yanzhou Coal Mining Co. Ltd. #	23,725,123

		101,624,983

Indonesia: 11.3%
68,793,215	Adaro Energy Tbk PT #	19,441,352
67,156,500	Bumi Resources Tbk PT #	22,497,747
5,582,500	Indika Energy Tbk PT #	2,922,467
1,186,052	Indo Tambangraya Megah PT #	6,671,083
3,215,500	Tambang Batubara Bukit Asam Tbk PT #	8,175,512

		59,708,161

Japan: 0.2%
582,500	Nippon Coke & Engineering Co. Ltd. † #	1,151,952

Philippines: 0.4%
546,332	Semirara Mining Corp. #	2,302,322

Singapore: 0.9%
2,449,200	Straits Asia Resources Ltd. #	4,764,370

South Africa: 2.6%
677,106	Exxaro Resources Ltd. #	13,966,384

United States: 53.4%
425,734	Alpha Natural Resources, Inc. *	25,556,812
635,275	Arch Coal, Inc.	22,272,742
449,110	Bucyrus International, Inc.	40,150,434
125,530	Cloud Peak Energy, Inc. *	2,916,062
910,256	Consol Energy, Inc.	44,365,877
47,589	FreightCar America, Inc.	1,377,226
698,760	International Coal Group, Inc. * †	5,408,402
110,786	James River Coal Co. *	2,806,209
511,234	Joy Global, Inc.	44,349,550
390,071	Massey Energy Co.	20,927,309
319,293	Patriot Coal Corp. *	6,184,705
650,121	Peabody Energy Corp.	41,594,742
195,672	Walter Energy, Inc.	25,014,709

		282,924,779

Total Common Stocks (Cost: $440,203,595)		529,164,756

MONEY MARKET FUND: 0.2% (Cost: $733,033)
733,033	Dreyfus Government Cash Management Fund	733,033

Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $440,936,628)		529,897,789

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.6%
187,251	Bank of New York Institutional Cash Reserve Series B (a) #	42,834
3,147,000	Bank of New York Overnight Government Fund	3,147,000

Total Short-Term Investments held as Collateral for Securities Loaned (Cost: $3,334,251)		3,189,834

OTHER: 0.0% (Cost: $0)
0	Capital Support Agreement (a) #	78,994

Total Investments: 100.7% (Cost: $444,270,879)		533,166,617
Liabilities in excess of other assets: (0.7)%		(3,603,266)

NET ASSETS: 100.0%		$529,563,351

HKD	Hong Kong Dollar
USD	United States Dollar
(a)

The Fund has entered into a Capital Support Agreement (CSA) with the Bank of New York Mellon Corporation (BNY Mellon), which provides that BNY Mellon, at no cost to the Fund, may provide capital to the Fund for a guaranteed recovery of up to 80% of the par value of the BNY Institutional Cash Reserve Series B, subject to the conditions explained in Note 10. This valuation represents the fair value of the CSA as of December 31, 2010.

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,224,559.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $235,596,733 which represents 44.5% of net assets.

See Notes to Financial Statements

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Coal	82.2%	$435,720,298
Diversified Minerals	1.4	7,567,248
Machinery - Construction & Mining	16.0	84,499,984
Miscellaneous Manufacturing	0.3	1,377,226
Money Market Fund	0.1	733,033

	100.0%	$529,897,789

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Australia	$—	$48,587,607	$—	$48,587,607
Canada	10,139,896	3,994,302	—	14,134,198
China / Hong Kong	625,176	100,999,807	—	101,624,983
Indonesia	—	59,708,161	—	59,708,161
Japan	—	1,151,952	—	1,151,952
Philippines	—	2,302,322	—	2,302,322
Singapore	—	4,764,370	—	4,764,370
South Africa	—	13,966,384	—	13,966,384
United States	282,924,779	—	—	282,924,779
Money Market Funds	3,880,033	42,834	—	3,922,867
Capital Support Agreement	—	—	78,994	78,994

Total	$297,569,884	$235,517,739	$78,994	$533,166,617

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2010:

Balance as of 12/31/09	$72,792
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	6,202
Net purchases (sales)	—
Transfers in and/or out of level 3	—

Balance as of 12/31/10	$78,994

See Notes to Financial Statements

GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.9%
Austria: 4.3%
155,661	Verbund - Oesterreichische Elektrizis A.G. #	$5,839,156

Brazil: 3.7%
362,484	Cosan Ltd. (Class A) (USD)	4,937,032

China / Hong Kong: 14.3%
2,467,000	China High Speed Transmission Equipment Group Co. Ltd. #	3,817,464
4,113,000	China Longyuan Power Group Corp. Ltd. * † #	3,759,355
740,384	Dongfang Electric Corp. Machinery Co. Ltd. † #	3,666,506
287,265	Suntech Power Holdings Co. Ltd. (ADR) * †	2,300,993
153,823	Trina Solar Ltd. (ADR) * †	3,602,535
214,051	Yingli Green Energy Holding Co. Ltd. (ADR) *	2,114,824

		19,261,677

Denmark: 8.8%
370,290	Vestas Wind Systems A/S * #	11,776,171

Germany: 2.9%
21,072	SMA Solar Technology A.G. † #	1,955,757
196,598	Solarworld A.G. † #	1,969,627

		3,925,384

Italy: 4.4%
2,814,897	Enel Green Power SpA *	5,970,373

Japan: 5.2%
220,504	Kurita Water Industries Ltd. #	6,929,328

Norway: 2.5%
1,079,767	Renewable Energy Corp. A.S. * † #	3,328,981

Spain: 8.9%
481,939	EDP Renovaveis S.A. * #	2,805,669
395,784	Gamesa Corp. Tecnologica S.A. * #	3,041,749
1,708,207	Iberdrola Renovables S.A. #	6,094,746

		11,942,164

Taiwan: 2.8%
746,029	Gintech Energy Corp. #	2,135,360
687,000	Neo Solar Power Corp. * #	1,676,026

		3,811,386

United States: 42.1%
97,741	American Superconductor Corp. * †	2,794,415
272,943	Covanta Holding Corp.	4,691,890
188,223	Cree, Inc. *	12,402,013
100,929	EnerSys, Inc. *	3,241,840
96,585	First Solar, Inc. * †	12,569,572
145,476	International Rectifier Corp. *	4,319,182
83,418	Itron, Inc. *	4,625,528
461,106	MEMC Electronic Materials, Inc. *	5,192,054
138,408	Power-One, Inc. * †	1,411,762
133,573	Sunpower Corp. * †	1,713,742
86,320	Veeco Instruments, Inc. *	3,708,307

		56,670,305

Total Common Stocks (Cost: $168,837,576)		134,391,957

MONEY MARKET FUND: 0.4% (Cost: $515,764)
515,764	Dreyfus Government Cash Management Fund	515,764

Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $169,353,340)		134,907,721

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 23.1%
1,089,236	Bank of New York Institutional Cash Reserve Series B (a) #	249,163
30,851,000	Bank of New York Overnight Government Fund	30,851,000

Total Short-Term Investments held as Collateral for Securities Loaned (Cost: $31,940,236)		31,100,163

OTHER: 0.3%
(Cost: $0)
0	Capital Support Agreement (a) #	459,512

Total Investments: 123.7% (Cost: $201,293,576)		166,467,396
Liabilities in excess of other assets: (23.7)%		(31,920,047)

NET ASSETS: 100.0%		$134,547,349

ADR	American Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar
(a)

The Fund has entered into a Capital Support Agreement (CSA) with the Bank of New York Mellon Corporation (BNY Mellon), which provides that BNY Mellon, at no cost to the Fund, may provide capital to the Fund for a guaranteed recovery of up to 80% of the par value of the BNY Institutional Cash Reserve Series B, subject to the conditions explained in Note 10. This valuation represents the fair value of the CSA as of December 31, 2010.

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $30,837,882.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $59,504,570 which represents 44.2% of net assets.

See Notes to Financial Statements

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Batteries / Battery Systems	2.4%	$3,241,840
Electronic Component - Semiconductors	20.2	27,211,857
Electronic Measure Instruments	3.4	4,625,528
Energy - Alternate Sources	36.4	49,144,682
Power Conversion / Supply Equipment	23.6	31,798,968
Semiconductor Equipment	2.7	3,708,307
Sugar	3.7	4,937,032
Superconductor Products & Systems	2.1	2,794,415
Water Treatment Systems	5.1	6,929,328
Money Market Fund	0.4	515,764

	100.0%	$134,907,721

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Austria	$—	$5,839,156	$—	$5,839,156
Brazil	4,937,032	—	—	4,937,032
China / Hong Kong	8,018,352	11,243,325	—	19,261,677
Denmark	—	11,776,171	—	11,776,171
Germany	—	3,925,384	—	3,925,384
Italy	5,970,373	—	—	5,970,373
Japan	—	6,929,328	—	6,929,328
Norway	—	3,328,981	—	3,328,981
Spain	—	11,942,164	—	11,942,164
Taiwan	—	3,811,386	—	3,811,386
United States	56,670,305	—	—	56,670,305
Money Market Funds	31,366,764	249,163	—	31,615,927
Capital Support Agreement	—	—	459,512	459,512

Total	$106,962,826	$59,045,058	$459,512	$166,467,396

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2010:

Balance as of 12/31/09	$423,430
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	36,082
Net purchases (sales)	—
Transfers in and/or out of level 3	—

Balance as of 12/31/10	$459,512

See Notes to Financial Statements

GOLD MINERS ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.9%
Canada: 62.9%
4,233,739	Agnico-Eagle Mines Ltd. (USD) †	$324,727,781
5,987,269	Aurizon Mines Ltd. (USD) *	43,826,809
24,164,162	Barrick Gold Corp. (USD)	1,285,050,135
18,861,660	Eldorado Gold Corp. (USD)	350,261,026
5,147,916	Gammon Gold, Inc. (USD) *	42,161,432
17,992,725	Goldcorp, Inc. (USD)	827,305,496
13,819,399	IAMGOLD Corp. (USD)	245,985,302
27,444,898	Kinross Gold Corp. (USD)	520,355,266
2,447,102	Minefinders Corp. (USD) * †	27,016,006
7,196,833	Nevsun Resources Ltd. (USD) *	54,192,153
14,529,764	New Gold, Inc. (USD) *	141,810,497
10,787,406	Northgate Minerals Corp. (USD) *	34,519,699
3,974,878	Pan American Silver Corp. (USD)	163,804,722
1,503,071	Seabridge Gold, Inc. (USD) * †	46,114,218
8,975,595	Silver Wheaton Corp. (USD) *	350,407,229
3,426,836	Tanzanian Royalty Exploration Corp. (USD) * †	25,015,903
27,474,594	Yamana Gold, Inc. (USD)	351,674,803

		4,834,228,477

Peru: 4.5%
7,027,337	Cia de Minas Buenaventura S.A. (ADR) *	344,058,420

South Africa: 13.6%
9,247,260	AngloGold Ashanti Ltd. (ADR) †	455,242,610
18,966,795	Gold Fields Ltd. (ADR)	343,867,993
15,138,714	Great Basin Gold Ltd. (USD) * †	44,810,594
15,898,954	Harmony Gold Mining Co. Ltd. (ADR) †	199,372,883

		1,043,294,080

United Kingdom: 4.7%
3,373,801	Randgold Resources Ltd. (ADR)	277,765,036
2,927,842	Silver Standard Resources, Inc. (USD) * †	82,623,701

		360,388,737

United States: 14.2%
3,310,924	Coeur d’Alene Mines Corp. *	90,454,444
9,583,386	Golden Star Resources Ltd. * †	43,987,742
9,503,662	Hecla Mining Co. * †	107,011,234
11,961,813	Newmont Mining Corp.	734,814,173
1,990,044	Royal Gold, Inc.	108,716,104
1,726,867	Vista Gold Corp. * †	4,127,212

		1,089,110,909

Total Common Stocks (Cost: $6,513,612,651)		7,671,080,623

MONEY MARKET FUND: 0.2% (Cost: $10,023,851)
10,023,851	Dreyfus Government Cash Management Fund	10,023,851

Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $6,523,636,502)		7,681,104,474

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.7%
2,984,133	Bank of New York Institutional Cash Reserve Series B (a) #	682,620
132,895,000	Bank of New York Overnight Government Fund	132,895,000

Total Short-Term Investments held as Collateral for Securities Loaned (Cost: $135,879,133)		133,577,620

OTHER: 0.0% (Cost: $0)
0	Capital Support Agreement (a) #	1,258,907

Total Investments: 101.8% (Cost: $6,659,515,635)		7,815,941,001
Liabilities in excess of other assets: (1.8)%		(138,533,027)

NET ASSETS: 100.0%		$7,677,407,974

ADR	American Depositary Receipt
USD	United States Dollar
(a)

The Fund has entered into a Capital Support Agreement (CSA) with the Bank of New York Mellon Corporation (BNY Mellon), which provides that BNY Mellon, at no cost to the Fund, may provide capital to the Fund for a guaranteed recovery of up to 80% of the par value of the BNY Institutional Cash Reserve Series B, subject to the conditions explained in Note 10. This valuation represents the fair value of the CSA as of December 31, 2010.

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $131,628,298.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,941,527 which represents 0.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Gold Mining	89.2%	$6,849,763,287
Precious Metals	1.5	117,470,450
Silver Mining	9.2	703,846,886
Money Market Fund	0.1	10,023,851

	100.0%	$7,681,104,474

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Canada	$4,834,228,477	$—	$—	$4,834,228,477
Peru	344,058,420	—	—	344,058,420
South Africa	1,043,294,080	—	—	1,043,294,080
United Kingdom	360,388,737	—	—	360,388,737
United States	1,089,110,909	—	—	1,089,110,909
Money Market Funds	142,918,851	682,620	—	143,601,471
Capital Support Agreement	—	—	1,258,907	1,258,907

Total	$7,813,999,474	$682,620	$1,258,907	$7,815,941,001

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2010:

Balance as of 12/31/09	$1,160,052
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	98,855
Net purchases (sales)	—
Transfers in and/or out of level 3	—

Balance as of 12/31/10	$1,258,907

See Notes to Financial Statements

JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 100.1%
Australia: 13.6%
10,631,462	Avoca Resources Ltd. * #	$38,543,755
10,038,842	CGA Mining Ltd. (CAD) * †	31,319,288
2,932,697	Dominion Mining Ltd. † #	10,033,942
26,854,946	Integra Mining Ltd. * #	19,795,586
3,171,551	Kingsgate Consolidated Ltd. † #	35,451,584
5,320,133	Medusa Mining Ltd. #	35,420,590
7,526,863	OceanaGold Corp. (CAD) *	28,254,616
14,370,139	Perseus Mining Ltd. * #	49,952,952
11,013,437	Resolute Mining Ltd. * † #	16,224,917
10,976,026	St. Barbara Ltd. * † #	23,026,082

		288,023,312

Canada: 60.6%
4,115,348	Alamos Gold, Inc.	78,359,970
5,444,150	Aurizon Mines Ltd. *	39,886,692
8,751,898	B2Gold Corp. * †	23,693,057
5,709,561	Banro Corp. *	22,984,194
3,050,616	Colossus Minerals, Inc. *	27,078,381
7,367,104	Crocodile Gold Corp. *	11,121,276
2,271,308	Detour Gold Corp. *	66,723,173
3,403,781	Dundee Precious Metals, Inc. * †	32,131,501
2,485,714	East Asia Minerals Corp. *	20,513,113
2,292,524	Endeavour Silver Corp. (USD) *	16,827,126
4,859,967	European Goldfields Ltd. *	68,131,978
2,858,753	Exeter Resource Corp. (USD) *	17,752,856
2,904,686	Extorre Gold Mines Ltd. *	19,673,463
3,284,263	First Majestic Silver Corp. *	47,595,619
4,857,111	Fronteer Gold, Inc. (USD) *	56,973,912
9,545,674	Gabriel Resources Ltd. *	76,373,077
4,830,318	Gammon Gold, Inc. (USD) *	39,560,304
3,695,517	Gold Wheaton Gold Corp. * †	19,116,346
13,911,879	Great Basin Gold Ltd. * †	41,302,313
2,204,680	Greystar Resources Ltd. *	8,963,828
2,580,410	Guyana Goldfields, Inc. *	27,786,833
2,497,069	International Tower Hill Mines Ltd. *	25,456,961
3,701,195	Jinshan Gold Mines, Inc. * †	20,225,923
1,975,450	Kirkland Lake Gold, Inc. *	31,749,546
12,016,207	Lake Shore Gold Corp. *	50,306,870
4,534,899	Medoro Resources Ltd. * †	10,679,478
2,319,809	Minefinders Corp. (USD) * †	25,610,691
6,936,552	Nevsun Resources Ltd. *	51,867,943
10,434,958	Northgate Minerals Corp. (USD) * †	33,391,866
3,201,792	Premier Gold Mines Ltd. *	23,812,452
2,074,195	Rainy River Resources Ltd. *	26,343,623
17,077,652	Romarco Minerals, Inc. *	39,701,481
5,590,803	Rubicon Minerals Corp. *	31,958,699
10,341,793	San Gold Corp. *	41,319,296
5,710,971	Silvercorp Metals, Inc.	73,222,735
2,969,277	Ventana Gold Corp. *	39,624,227

		1,287,820,803

China / Hong Kong: 2.2%
10,136,000	Lingbao Gold Co. Ltd. (Class H) #	8,928,609
15,299,500	Real Gold Mining Ltd. * † #	26,644,993
188,930,000	Sino Prosper State Gold Resources Holdings Ltd. * #	11,531,276

		47,104,878

South Africa: 0.1%
317,430	DRDGOLD Ltd. (ADR) †	1,545,884

United Kingdom: 5.1%
4,746,332	Avocet Mining Plc * #	17,589,864
3,848,352	Highland Gold Mining Ltd. * #	11,400,675
2,815,282	Silver Standard Resources, Inc. (USD) *	79,447,258

		108,437,797

United States: 18.5%
2,902,376	Allied Nevada Gold Corp. *	76,361,513
4,882,800	Anatolia Minerals Development Ltd. (CAD) * †	37,886,970
3,215,801	Coeur d’Alene Mines Corp. * †	87,855,683
9,177,573	Golden Star Resources Ltd. *	42,125,060
8,987,261	Hecla Mining Co. * †	101,196,559
2,749,109	Jaguar Mining, Inc. * †	19,601,147
3,287,423	U.S. Gold Corp. * †	26,529,504

		391,556,436

Total Common Stocks (Cost: $1,561,817,848)		2,124,489,110

MONEY MARKET FUND: 0.0%
(Cost: $338,921)
338,921	Dreyfus Government Cash Management Fund	338,921

Total Investments Before Collateral for Securities Loaned: 100.1%
(Cost: $1,562,156,769)		2,124,828,031

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 7.0%
(Cost: $148,816,000)
148,816,000	Bank of New York Overnight Government Fund	148,816,000

Total Investments: 107.1%
(Cost: $1,710,972,769)		2,273,644,031
Liabilities in excess of other assets: (7.1)%		(149,787,518)

NET ASSETS: 100.0%		$2,123,856,513

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $135,287,304.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $304,544,825 which represents 14.3% of net assets.

See Notes to Financial Statements

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Diversified Minerals	5.1%	$108,728,197
Gold Mining	72.0	1,530,835,244
Metal - Diversified	1.0	20,513,113
Precious Metals	6.9	146,123,259
Silver Mining	15.0	318,289,297
Money Market Fund	0.0	338,921

	100.0%	$2,124,828,031

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Australia	$59,573,904	$228,449,408	$—	$288,023,312
Canada	1,287,820,803	—	—	1,287,820,803
China/Hong Kong	—	47,104,878	—	47,104,878
South Africa	1,545,884	—	—	1,545,884
United Kingdom	79,447,258	28,990,539	—	108,437,797
United States	391,556,436	—	—	391,556,436
Money Market Funds	149,154,921	—	—	149,154,921

Total	$1,969,099,206	$304,544,825	$—	$2,273,644,031

See Notes to Financial Statements

NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 95.4%
Australia: 11.9%
918,112	Energy Resources of Australia Ltd. † #	$10,477,357
4,052,910	Paladin Energy Ltd. * #	20,472,234

		30,949,591

Canada: 26.0%
537,817	Cameco Corp. (USD) †	21,717,050
3,393,268	Denison Mines Corp. * †	11,644,990
1,411,893	Forsys Metals Corp. *	4,305,375
1,087,007	Fronteer Development Group, Inc. *	12,711,741
1,909,655	Hathor Exploration Ltd. *	5,938,544
2,362,675	Uranium One, Inc. †	11,318,204

		67,635,904

France: 12.1%
235,495	Areva S.A. † #	11,536,861
482,375	Electricite de France S.A. † #	19,887,687

		31,424,548

Japan: 17.4%
3,135,114	IHI Corp. #	6,967,773
535,274	JGC Corp. #	11,613,483
2,259,805	Kajima Corp. #	5,998,281
3,127,306	Mitsubishi Heavy Industries Ltd. #	11,719,311
755,576	Taihei Dengyo Kaisha Ltd. #	6,180,320
208,500	Toshiba Plant Systems & Services Corp. #	2,988,914

		45,468,082

South Africa: 1.7%
3,207,748	First Uranium Corp. (CAD) * †	4,325,852

United States: 26.3%
705,051	Constellation Energy Group, Inc.	21,595,712
1,571,921	EnergySolutions, Inc.	8,755,600
508,006	Exelon Corp.	21,153,370
324,701	US Ecology, Inc.	5,643,303
1,908,717	USEC, Inc. *	11,490,476

		68,638,461

Total Common Stocks (Cost: $222,506,484)		248,442,438

CLOSED-END FUND: 4.3% (Cost: $9,306,098)
1,401,389	Uranium Participation Corp. *	11,169,930

MONEY MARKET FUND: 0.1% (Cost: $281,449)
281,449	Dreyfus Government Cash Management Fund	281,449

Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $232,094,031)		259,893,817

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 19.4%
258,247	Bank of New York Institutional Cash Reserve Series B (a) #	59,074
50,387,000	Bank of New York Overnight Government Fund	50,387,000

Total Short-Term Investments held as Collateral for Securities Loaned (Cost: $50,645,247)		50,446,074

OTHER: 0.0% (Cost: $0)
0	Capital Support Agreement (a) #	108,946

Total Investments: 119.2% (Cost: $282,739,278)		310,448,837
Liabilities in excess of other assets: (19.2)%		(50,007,214)

NET ASSETS: 100.0%		$260,441,623

CAD	Canadian Dollar
USD	United States Dollar
(a)

The Fund has entered into a Capital Support Agreement (CSA) with the Bank of New York Mellon Corporation (BNY Mellon), which provides that BNY Mellon, at no cost to the Fund, may provide capital to the Fund for a guaranteed recovery of up to 80% of the par value of the BNY Institutional Cash Reserve Series B, subject to the conditions explained in Note 10. This valuation represents the fair value of the CSA as of December 31, 2010.

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $48,575,286.

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $108,010,241 which represents 41.5% of net assets.

See Notes to Financial Statements

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Building & Construction	2.3%	$5,998,281
Diversified Minerals	4.9	12,711,741
Electric - Integrated	24.1	62,636,769
Energy - Alternate Sources	4.4	11,536,861
Engineering / R&D Services	8.0	20,782,717
Hazardous Waste Disposal	5.5	14,398,903
Machinery - General Industry	7.2	18,687,084
Metal - Diversified	1.7	4,325,852
Non-Ferrous Metals	37.5	97,364,230
Money Market Fund	0.1	281,449
Closed-End Fund	4.3	11,169,930

	100.0%	$259,893,817

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Australia	$—	$30,949,591	$—	$30,949,591
Canada	67,635,904	—	—	67,635,904
France	—	31,424,548	—	31,424,548
Japan	—	45,468,082	—	45,468,082
South Africa	4,325,852	—	—	4,325,852
United States	68,638,461	—	—	68,638,461
Closed-End Fund	11,169,930	—	—	11,169,930
Money Market Funds	50,668,449	59,074	—	50,727,523
Capital Support Agreement	—	—	108,946	108,946

Total	$202,438,596	$107,901,295	$108,946	$310,448,837

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2010:

Balance as of 12/31/09	$100,391
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	8,555
Net purchases (sales)	—
Transfers in and/or out of level 3	—

Balance as of 12/31/10	$108,946

See Notes to Financial Statements

RARE EARTH / STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 97.4%
Australia: 23.0%
4,141,070	Arafura Resources Ltd. * #	$6,291,518
1,879,306	Galaxy Resources Ltd. * #	2,798,015
2,037,664	Iluka Resources Ltd. * #	19,078,049
6,403,743	International Ferro Metals Ltd. (GBP) * #	2,924,983
11,128,219	Lynas Corp. Ltd. * #	23,484,046

		54,576,611

Canada: 20.3%
1,423,921	Avalon Rare Metals, Inc. * †	8,899,058
1,316,877	Neo Material Technologies, Inc. *	10,390,294
822,629	Quest Rare Minerals Ltd. *	4,578,210
522,688	Rare Element Resources Ltd. (USD) *	8,394,369
1,073,536	Thompson Creek Metals Co. Inc. *	15,773,789

		48,035,720

China / Hong Kong: 17.7%
426,756	5N Plus, Inc. (CAD) *	3,006,382
14,000,000	China Molybdenum Co. Ltd. (Class H) #	12,864,465
17,178,000	China Rare Earth Holdings Ltd. * † #	8,014,623
22,428,000	Hunan Non-Ferrous Metal Corp. Ltd. * #	9,602,141
189,420,000	North Mining Shares Co. Ltd. * #	8,528,134

		42,015,745

Ireland: 5.7%
26,043,239	Kenmare Resources PLC (GBP) #	13,398,173

Japan: 8.7%
45,100	Daiichi Kigenso Kagaku-Kogyo Co. Ltd. #	1,815,094
215,300	OSAKA Titanium Technologies Co. #	10,132,003
356,600	Toho Titanium Co. Ltd. #	8,588,066

		20,535,163

Mexico: 3.9%
3,805,250	Cia Minera Autlan S.A.B de C.V. *	9,344,983

United States: 18.1%
967,288	General Moly, Inc. *	6,268,026
292,821	Molycorp, Inc. *	14,611,768
334,873	RTI International Metals, Inc. *	9,034,874
746,454	Titanium Metals Corp. *	12,824,080

		42,738,748

Total Common Stocks (Cost: $204,088,229)		230,645,143

PREFERRED STOCK: 2.2% Brazil: 2.2% (Cost: $5,203,639)
651,400	Cia de Ferro Ligas da Bahia	5,273,986

Total Investments Before Collateral for Securities Loaned: 99.6% (Cost: $209,291,868)		235,919,129

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.8% (Cost: $1,915,000)
1,915,000	Bank of New York Overnight Government Fund	1,915,000

Total Investments: 100.4% (Cost: $211,206,868)		237,834,129

Liabilities in excess of other assets: (0.4)%		(1,052,529)

NET ASSETS: 100.0%		$236,781,600

CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,809,351.

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $127,519,310 which represents 53.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Advanced Materials / Products	4.4%	$10,390,294
Chemicals	0.8	1,815,094
Diversified Minerals	37.4	88,231,508
Metal - Diversified	11.8	27,778,044
Metal - Iron	6.2	14,618,969
Metal Processors & Fabricator	3.8	9,034,874
Mining	1.2	2,924,983
Non-Ferrous Metals	34.4	81,125,363

	100.0%	$235,919,129

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Australia	$—	$54,576,611	$—	$54,576,611
Canada	48,035,720	—	—	48,035,720
China / Hong Kong	3,006,382	39,009,363	—	42,015,745
Ireland	—	13,398,173	—	13,398,173
Japan	—	20,535,163	—	20,535,163
Mexico	9,344,983	—	—	9,344,983
United States	42,738,748	—	—	42,738,748
Preferred Stock:
Brazil	5,273,986	—	—	5,273,986
Money Market Fund	1,915,000	—	—	1,915,000

Total	$110,314,819	$127,519,310	$—	$237,834,129

See Notes to Financial Statements

RVE HARD ASSETS PRODUCERS ETF

SCHEDULE OF INVESTMENTS December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.9%
Argentina: 0.1%
8,296	Cresud S.A.C.I.F. y S.A. (ADR) *	$157,458

Australia: 4.0%
70,372	Alumina Ltd. #	179,285
95,397	BHP Billiton Ltd. #	4,445,827
51,526	BlueScope Steel Ltd. #	118,682
353	Coal & Allied Industries Ltd. #	43,374
35,605	Fortescue Metals Group Ltd. * #	239,198
40,524	GrainCorp. Ltd. #	274,208
29,574	Newcrest Mining Ltd. #	1,229,387
37,687	OneSteel Ltd. #	100,058
25,509	Origin Energy Ltd. #	435,897
92,056	OZ Minerals Ltd. #	162,944
23,999	Santos Ltd. #	323,825
17,183	Woodside Petroleum Ltd. #	750,149
5,871	WorleyParsons Ltd. #	161,153

		8,463,987

Austria: 0.3%
614	Mayr-Melnhof Karton A.G. #	71,829
4,284	OMV A.G. #	179,239
7,062	Verbund - Oesterreichische Elektrizis A.G. † #	264,910
3,205	Voestalpine A.G. #	153,899

		669,877

Bermuda: 0.1%
8,267	Nabors Industries Ltd. (USD) *	193,944

Brazil: 2.1%
5,438	Cia de Saneamento Basico do Estado de Sao Paulo (ADR) †	287,561
5,150	Cia de Saneamento de Minas Gerais-COPA S.A.	89,039
22,764	Cia Siderurgica Nacional S.A. (ADR) †	379,476
16,050	Fibria Celulose S.A. *	256,123
18,858	Gerdau S.A. (ADR)	263,823
43,676	Petroleo Brasileiro S.A. (ADR)	1,652,700
10,800	SLC Agricola S.A.	143,133
37,955	Vale S.A. (ADR)	1,312,104

		4,383,959

Canada: 13.0%
6,504	Agnico-Eagle Mines Ltd. (USD)	498,857
38,590	Barrick Gold Corp. (USD)	2,052,216
11,185	Cameco Corp. (USD)	451,650
31,519	Canadian Natural Resources Ltd. (USD)	1,400,074
6,811	Canfor Corp. *	76,085
6,120	Centerra Gold, Inc.	122,197
3,229	Detour Gold Corp. *	94,857
3,547	Domtar Corp. (USD)	269,288
21,220	Eldorado Gold Corp. (USD)	394,055
11,121	Enbridge, Inc. (USD) †	627,224
21,328	EnCana Corp. (USD)	621,071
5,264	European Goldfields Ltd. *	73,796
2,293	First Quantum Minerals Ltd.	249,227
8,974	Gabriel Resources Ltd. *	71,799
28,256	Goldcorp, Inc. (USD)	1,299,211
2,441	Goldcorp, Inc.	112,709
7,482	Husky Energy, Inc. †	199,917
14,444	IAMGOLD Corp.	258,019
7,365	Imperial Oil Ltd. (USD)	298,430
1,956	Inmet Mining Corp.	152,086
9,468	Ivanhoe Mines Ltd. *	219,156
9,468	Ivanhoe Mines Ltd./CA Rights (CAD 13.93, expiring 01/26/11) *	12,768
43,891	Kinross Gold Corp. (USD)	832,173
15,225	Nexen, Inc. (USD)	348,653
11,660	Osisko Mining Corp. *	170,385
7,738	Pacific Rubiales Energy Corp.	262,826
4,154	Pan American Silver Corp. (USD)	171,186
63,935	Potash Corp. of Saskatchewan, Inc. (USD)	9,899,056
10,529	Semafo, Inc. *	113,910
13,426	Silver Wheaton Corp. (USD) *	524,151
45,280	Suncor Energy, Inc. (USD)	1,733,771
29,544	Talisman Energy, Inc. (USD)	655,581
13,743	Teck Cominco Ltd. (USD)	849,730
6,382	TransAlta Corp.	135,842
20,157	TransCanada Corp. (USD)	766,772
82,939	Viterra, Inc. *	774,593
2,520	West Fraser Timber Co. Ltd.	118,791
28,713	Yamana Gold, Inc. (USD)	367,526

		27,279,638

Chile: 0.4%
2,099	Cap S.A.	111,914
10,137	Empresas CMPC S.A.	539,138
41,436	Inversiones Aguas Metropolitanas S.A.	67,562

		718,614

China / Hong Kong: 3.0%
4,485	Aluminum Corp of China Ltd. (ADR) * †	102,213
31,000	Angang New Steel Co. Ltd. #	47,415
594,668	Chaoda Modern Agriculture Holdings Ltd. † #	445,142
355,542	China Agri-Industries Holdings Ltd. #	402,847
119,252	China Coal Energy Co. Ltd. #	185,991
36,900	China Molybdenum Co. Ltd. (Class H) #	33,907
44,000	China Oilfield Services Ltd. (Class H) #	95,260
486,683	China Petroleum & Chemical Corp. #	465,602
98,391	China Shenhua Energy Co. Ltd. #	412,305
460,879	CNOOC Ltd. #	1,096,923
32,400	Dongfang Electric Corp. Machinery Co. Ltd. #	160,450
39,700	Fosun International Ltd. #	29,153
89,300	Huaneng Power International, Inc. #	47,252
12,900	Inner Mongolia Yitai Coal Co. (USD) #	91,967
16,039	JA Solar Holdings Co. Ltd. (ADR) * †	110,990
39,000	Jiangxi Copper Co. Ltd. (Class H) #	128,041
63,200	Kunlun Energy Co. Ltd. #	98,027
147,500	Lee & Man Paper Manufacturing Ltd. #	111,661
49,000	Maanshan Iron and Steel Co. Ltd. (Class H) #	26,072
128,857	Nine Dragons Paper Holdings Ltd. #	181,850
611,140	PetroChina Co. Ltd. (Class H) #	802,597
47,500	Shandong Chenming Paper Holdings Ltd. (Class B) #	38,046

See Notes to Financial Statements

Number of Shares		Value

China / Hong Kong: (continued)
20,931	Sino-Forest Corp. (CAD) *	$490,598
11,979	Suntech Power Holdings Co. Ltd. (ADR) * †	95,952
7,538	Trina Solar Ltd. (ADR) *	176,540
57,000	Yanzhou Coal Mining Co. Ltd. #	174,226
17,000	Zhaojin Mining Industry Co. Ltd. #	69,501
155,041	Zijin Mining Group Ltd. #	143,727

		6,264,255

Denmark: 0.3%
19,449	Vestas Wind Systems A/S * #	618,528

Finland: 0.3%
3,706	Neste Oil Oyj #	59,491
3,179	Outokumpu Oyj #	59,160
2,405	Rautaruukki Oyj #	56,695
52,223	Stora Enso Oyj (R Shares) #	539,541

		714,887

France: 2.9%
285	Eramet S.A. #	98,184
26,856	Suez Environnement Co. #	556,998
3,167	Technip S.A. #	293,885
68,024	Total S.A. #	3,637,343
47,127	Veolia Environnement S.A. #	1,384,883

		5,971,293

Germany: 0.3%
2,981	BayWa A.G. #	139,864
1,085	Salzgitter A.G. #	84,215
8,000	Solarworld A.G. † #	80,148
9,470	ThyssenKrupp A.G. #	394,973

		699,200

Hungary: 0.1%
1,367	MOL Hungarian Oil & Gas NyRt * #	136,920

India: 1.1%
47,397	Reliance Industries Ltd. (GDR) * #	2,254,732
5,732	Sterlite Industries India Ltd. (ADR)	94,807

		2,349,539

Indonesia: 0.4%
520,000	Adaro Energy Tbk PT #	146,955
71,244	Astra Agro Lestari Tbk PT #	206,779
2,144,000	Bakrie Sumatera Plantations Tbk PT #	92,647
601,500	Bumi Resources Tbk PT #	201,505
219,000	Indah Kiat Pulp and Paper Corp. Tbk PT * #	39,738
59,954	International Nickel Indonesia Tbk PT #	32,370
132,500	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	188,686

		908,680

Ireland: 0.1%
10,168	Smurfit Kappa Group Plc * #	99,629

Italy: 1.0%
80,842	ENI S.p.A. #	1,778,798
7,295	Saipem S.p.A. #	361,590

		2,140,388

Japan: 1.9%
4,717	Hitachi Metals Ltd. #	56,448
62	Inpex Holdings, Inc. #	362,422
12,764	JFE Holdings, Inc. #	443,022
63,800	JX Holdings, Inc. #	432,189
70,035	Kobe Steel Ltd. #	177,145
9,865	Kurita Water Industries Ltd. #	310,007
32,929	Mitsubishi Materials Corp. * #	104,751
8,600	Nippon Paper Group, Inc. #	225,356
151,873	Nippon Steel Corp. #	544,649
52,814	Nippon Suisan Kaisha Ltd. #	166,316
76,576	OJI Paper Co. Ltd. #	369,944
18,370	Rengo Co. Ltd. #	124,467
11,983	Sumitomo Forestry Co. Ltd. #	105,032
98,701	Sumitomo Metal Industries Ltd. #	242,220
15,423	Sumitomo Metal Mining Ltd. #	268,921
7,900	TonenGeneral Sekiyu K.K. #	86,289

		4,019,178

Luxembourg: 0.7%
26,253	ArcelorMittal #	1,003,022
3,437	Evraz Group S.A. (GDR) * † # Reg S	123,401
6,839	Tenaris S.A. (ADR) †	334,974
2,165	Ternium S.A. (ADR)	91,818

		1,553,215

Malaysia: 1.1%
50,751	Genting Plantation Bhd #	144,801
686,294	IOI Corp. Bhd #	1,292,317
88,978	Kuala Lumpur Kepong Bhd #	637,664
71,200	Kulim Malaysia Bhd #	293,622

		2,368,404

Mexico: 0.3%
31,900	Gruma, S.A. de C.V. (Class B) *	59,486
106,753	Grupo Mexico, S.A.B. de C.V.	440,029
4,807	Industrias Penoles, S.A. de C.V.	177,018

		676,533

Netherlands: 1.7%
5,836	CNH Global N.V. (USD) *	278,611
7,839	Nutreco Holding N.V. #	597,713
78,087	Royal Dutch Shell Plc (GBP) #	2,596,697

		3,473,021

Norway: 2.2%
11,657	Cermaq ASA * #	180,678
558,693	Marine Harvest ASA #	595,762
25,930	Norsk Hydro ASA #	191,735
57,370	Renewable Energy Corp. A.S. * #	176,875
8,584	SeaDrill Ltd. #	293,964
30,479	Statoil ASA #	728,767
41,520	Yara International ASA #	2,426,207

		4,593,988

Papua N.Guinea: 0.1%
31,241	Oil Search Ltd. (AUD) #	225,701

Peru: 0.2%
8,307	Cia de Minas Buenaventura S.A. (ADR) *	406,711
6,031	Hochschild Mining Plc (GBP) #	60,846

		467,557

See Notes to Financial Statements

RVE HARD ASSETS PRODUCERS ETF

SCHEDULE OF INVESTMENTS (continued)

Number of Shares		Value

Philippines: 0.0%
76,600	Manila Water Co. Inc. #	$33,499

Poland: 0.2%
3,878	KGHM Polska Miedz S.A. #	227,356
8,979	Polski Koncern Naftowy Orlen S.A. * #	139,367
46,485	Polskie Gornictwo Naftowe I Gazownictwo S.A. #	56,204

		422,927

Portugal: 0.1%
8,003	Galp Energia, SGPS, S.A. #	154,084
16,085	Portucel-Empresa Productora de Pasta e Papel S.A. #	49,152

		203,236

Russia: 2.6%
22,943	JSC MMC Norilsk Nickel (ADR) #	543,599
12,356	Lukoil (ADR) #	699,017
3,274	Magnitogorsk Iron & Steel Works (GDR) # Reg S	47,716
3,905	Mechel OAO (ADR)	114,143
4,247	NovaTek OAO (GDR) # Reg S	508,106
2,400	Novolipetsk Steel (GDR) # Reg S	114,600
85,715	OAO Gazprom (ADR) #	2,166,942
4,982	Polymetal (GDR) * Reg S	91,220
5,023	Polyus Gold Co. (ADR) † #	182,191
47,276	Rosneft Oil Co. (GDR) * # Reg S	338,877
5,050	Severstal (GDR) # Reg S	85,241
28,355	Surgutneftegas (ADR) #	300,871
6,984	Tatneft (ADR) # Reg S	231,396

		5,423,919

Singapore: 1.9%
1,392,719	Golden Agri-Resources Ltd. #	871,130
36,354	Golden Agri-Resources Ltd. Warrants (SGD 0.54, expiring 07/23/12) *	6,811
56,050	Hyflux Ltd. † #	101,439
366,365	Olam International Ltd. #	898,888
479,464	Wilmar International Ltd. #	2,111,604

		3,989,872

South Africa: 1.9%
2,719	African Rainbow Minerals Ltd. #	86,419
2,013	Anglo Platinum Ltd. * #	211,467
14,768	AngloGold Ashanti Ltd. (ADR)	727,029
15,249	Aquarius Platinum Ltd. (AUD) #	83,836
3,319	ArcelorMittal South Africa Ltd. #	39,782
9,404	Astral Foods Ltd.	182,657
4,919	Exxaro Resources Ltd. #	101,462
27,362	Gold Fields Ltd. (ADR)	496,073
14,124	Harmony Gold Mining Co. Ltd. (ADR)	177,115
19,160	Impala Platinum Holdings Ltd. #	675,691
2,205	Kumba Iron Ore Ltd. #	141,670
5,187	Northern Platinum Ltd. #	35,606
45,804	Sappi Ltd. * † #	235,713
13,622	Sasol Ltd. #	713,066

		3,907,586

South Korea: 0.9%
1,605	Hyundai Steel Co. * #	175,815
392	Korea Zinc Co. Ltd. * #	95,472
2,029	POSCO #	866,770
1,784	SK Energy Co. Ltd. * #	304,546
928	SK Holdings Co. Ltd. * #	113,998
1,193	S-Oil Corp. #	97,191
5,042	Woongjin Coway Co. Ltd. * #	178,864

		1,832,656

Spain: 0.4%
3,016	Acerinox S.A. #	53,305
18,699	Gamesa Corp. Tecnologica S.A. * #	143,709
23,226	Repsol YPF S.A. #	652,963

		849,977

Sweden: 0.5%
7,775	Boliden AB #	158,473
3,444	Holmen AB (B Shares) #	113,421
1,978	SSAB AB (B Shares) #	29,225
51,420	Svenska Cellulosa AB (B Shares) #	812,201

		1,113,320

Switzerland: 3.6%
7,412	Noble Corp. (USD)	265,127
21,115	Syngenta A.G. #	6,208,778
9,241	Transocean, Inc. (USD) *	642,342
21,465	Weatherford International Ltd. (USD) *	489,402

		7,605,649

Taiwan: 0.3%
300,085	China Steel Corp. #	344,681
47,420	Formosa Petrochemical Corp. #	160,805

		505,486

Turkey: 0.1%
23,063	Eregli Demir ve Celik Fabrikalari T.A.S. * #	76,346
3,554	Tupras-Turkiye Petrol Rafinerileri A.S. #	89,028

		165,374

United Kingdom: 8.3%
37,519	Anglo American Plc #	1,970,974
11,027	Antofagasta Plc #	280,191
98,068	BG Group Plc #	1,997,702
544,436	BP Plc #	4,029,890
40,537	Cairn Energy Plc * #	267,250
149,285	Centrica Plc #	776,745
4,128	ENSCO International Plc (ADR)	220,353
6,022	Kazakhmys Plc #	153,508
5,906	Lonmin Plc * #	182,565
31,317	Mondi Plc #	252,969
36,285	Northumbrian Water Group Plc #	188,100
34,494	Pennon Group Plc #	346,371
7,209	Petrofac Ltd. #	179,876
6,218	Petropavlovsk Plc #	111,819
3,522	Randgold Resources Ltd. (ADR)	289,966
43,384	Rio Tinto Plc #	3,105,485
22,638	Severn Trent Plc #	525,587
25,722	Tullow Oil Plc #	510,082
65,074	United Utilities Group Plc #	604,577
2,921	Vedanta Resources Plc #	115,723
55,299	Xstrata Plc #	1,315,888

		17,425,621

See Notes to Financial Statements

Number of Shares		Value
United States: 41.4%
20,767	AGCO Corp. *	$1,052,056
35,180	Agrium, Inc.	3,227,765
29,034	Alcoa, Inc.	446,833
2,803	Allegheny Technologies, Inc. †	154,670
2,998	Allied Nevada Gold Corp. *	78,877
3,487	Alpha Natural Resources, Inc. *	209,325
14,355	Anadarko Petroleum Corp.	1,093,277
4,107	Andersons, Inc.	149,289
10,561	Apache Corp.	1,259,188
13,132	Aqua America, Inc. †	295,207
142,599	Archer-Daniels-Midland Co.	4,289,378
12,492	Baker Hughes, Inc.	714,168
2,347	Bucyrus International, Inc.	209,822
32,339	Bunge Ltd.	2,118,851
3,012	Cabot Oil & Gas Corp.	114,004
7,026	Cameron International Corp. *	356,429
15,876	CF Industries Holdings, Inc.	2,145,641
18,942	Chesapeake Energy Corp.	490,787
58,291	Chevron Corp.	5,319,054
2,454	Cimarex Energy Co.	217,253
3,851	Cliffs Natural Resources, Inc.	300,417
2,893	Concho Resources, Inc. *	253,629
42,557	ConocoPhillips	2,898,132
6,542	Consol Energy, Inc.	318,857
1,329	Continental Resources, Inc. *	78,212
16,877	Corn Products International, Inc.	776,342
18,406	Darling International, Inc. *	244,432
94,605	Deere & Co.	7,856,945
11,577	Denbury Resources, Inc. *	221,005
12,510	Devon Energy Corp.	982,160
2,014	Diamond Offshore Drilling, Inc.	134,676
20,396	El Paso Corp.	280,649
7,358	EOG Resources, Inc.	672,595
4,320	EQT Corp.	193,709
146,062	Exxon Mobil Corp.	10,680,053
5,156	First Solar, Inc. * †	671,002
3,467	FMC Technologies, Inc. *	308,251
13,385	Freeport-McMoRan Copper & Gold, Inc.	1,607,405
26,345	Halliburton Co.	1,075,666
3,070	Helmerich & Payne, Inc.	148,834
8,476	Hess Corp.	648,753
37,306	International Paper Co.	1,016,215
3,858	Itron, Inc. *	213,926
2,992	Joy Global, Inc.	259,556
2,796	Lindsay Corp. †	166,166
20,564	Marathon Oil Corp.	761,485
6,727	McDermott International, Inc. *	139,182
14,348	MeadWestvaco Corp.	375,344
119,721	Monsanto Co.	8,337,370
35,809	Mosaic Co.	2,734,375
5,572	Murphy Oil Corp.	415,393
13,207	Nalco Holding Co.	421,832
12,155	National Oilwell Varco, Inc.	817,424
3,878	Newfield Exploration Co. *	279,643
19,103	Newmont Mining Corp.	1,173,497
5,072	Noble Energy, Inc.	436,598
8,974	Nucor Corp. †	393,241
23,537	Occidental Petroleum Corp.	2,308,980
1,909	Ormat Technologies, Inc.	56,468
8,745	Packaging Corp. of America	225,971
7,810	Peabody Energy Corp.	499,684
8,758	Petrohawk Energy Corp. *	159,834
17,218	Pilgrim’s Pride Corp. *	122,076
3,363	Pioneer Natural Resources Co.	291,976
4,059	Plains Exploration & Production Co. *	130,456
5,090	Pride International, Inc. * †	167,970
5,087	QEP Resources, Inc.	184,709
4,637	Range Resources Corp.	208,572
2,121	Reliance Steel & Aluminum Co.	108,383
3,319	Rock-Tenn Co. (Class A)	179,060
39,520	Schlumberger Ltd.	3,299,920
74	Seaboard Corp.	147,334
37,053	Smithfield Foods, Inc. *	764,403
7,762	Smurfit-Stone Container Corp. *	198,707
4,832	Southern Copper Corp.	235,512
10,045	Southwestern Energy Co. *	375,984
18,776	Spectra Energy Corp. †	469,212
6,170	Steel Dynamics, Inc.	112,911
9,347	Sunpower Corp. *	119,922
9,194	Temple-Inland, Inc.	195,281
16,274	Tractor Supply Co.	789,126
66,515	Tyson Foods, Inc.	1,145,388
4,417	Ultra Petroleum Corp. *	211,000
4,082	United States Steel Corp.	238,470
16,401	Valero Energy Corp.	379,191
45,705	Weyerhaeuser Co.	865,196
16,939	Williams Companies, Inc.	418,732
		86,845,273
Total Common Stocks (Cost: $179,198,911)		209,472,788
MONEY MARKET FUND: 0.2% (Cost: $298,298)
298,298	Dreyfus Government Cash
	Management Fund	298,298
Total Investments Before Collateral for Securities Loaned: 100.1%
(Cost: $179,497,209)		209,771,086
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.9%
(Cost: $4,040,000)
4,040,000	Bank of New York Overnight
	Government Fund	4,040,000
Total Investments: 102.0% (Cost: $183,537,209)		213,811,086
Liabilities in excess of other assets: (2.0)%		(4,116,299)
NET ASSETS: 100.0%		$209,694,787

See Notes to Financial Statements

RVE HARD ASSETS PRODUCERS ETF

SCHEDULE OF INVESTMENTS
(continued)

ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,911,760.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $83,331,917 which represents 39.7% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Agriculture	30.6%	$64,181,435
Alternative Energy Sources	1.5	3,241,418
Base/Industrial Metals	13.4	28,059,137
Basic Materials	0.8	1,631,530
Consumer, Non-cyclical	0.2	436,755
Energy	40.5	84,901,550
Forest Products	4.1	8,487,466
Industrial	0.2	408,529
Precious Metals	6.2	13,043,449
Utilities	0.3	679,536
Water	2.1	4,401,983
Money Market Fund	0.1	298,298
	100.0%	$209,771,086

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Argentina	$157,458	$—	$—	$157,458
Australia	—	8,463,987	—	8,463,987
Austria	—	669,877	—	669,877
Bermuda	193,944	—	—	193,944
Brazil	4,383,959	—	—	4,383,959
Canada	27,279,638	—	—	27,279,638
Chile	718,614	—	—	718,614
China / Hong Kong	976,293	5,287,962	—	6,264,255
Denmark	—	618,528	—	618,528
Finland	—	714,887	—	714,887
France	—	5,971,293	—	5,971,293
Germany	—	699,200	—	699,200
Hungary	—	136,920	—	136,920
India	94,807	2,254,732	—	2,349,539
Indonesia	—	908,680	—	908,680
Ireland	—	99,629	—	99,629
Italy	—	2,140,388	—	2,140,388
Japan	—	4,019,178	—	4,019,178
Luxembourg	426,792	1,126,423	—	1,553,215
Malaysia	—	2,368,404	—	2,368,404
Mexico	676,533	—	—	676,533
Netherlands	278,611	3,194,410	—	3,473,021
Norway	—	4,593,988	—	4,593,988
Papua N.Guinea	—	225,701	—	225,701
Peru	406,711	60,846	—	467,557
Philippines	—	33,499	—	33,499
Poland	—	422,927	—	422,927
Portugal	—	203,236	—	203,236
Russia	205,363	5,218,556	—	5,423,919
Singapore	6,811	3,983,061	—	3,989,872
South Africa	1,582,874	2,324,712	—	3,907,586
South Korea	—	1,832,656	—	1,832,656
Spain	—	849,977	—	849,977
Sweden	—	1,113,320	—	1,113,320
Switzerland	1,396,871	6,208,778	—	7,605,649
Taiwan	—	505,486	—	505,486
Turkey	—	165,374	—	165,374
United Kingdom	510,319	16,915,302	—	17,425,621
United States	86,845,273	—	—	86,845,273
Money Market Funds	4,338,298	—	—	4,338,298

Total	$130,479,169	$83,331,917	$—	$213,811,086

See Notes to Financial Statements

SOLAR ENERGY ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.9%
Canada: 1.9%
38,919	Canadian Solar, Inc. (USD) * †	$482,206

China / Hong Kong: 31.0%
29,397	China Sunergy Co. Ltd. (ADR) * †	122,880
10,996	Daqo New Energy Corp. (ADR) *	111,719
158,464	JA Solar Holdings Co. Ltd. (ADR) * †	1,096,571
12,493	JinkoSolar Holding Co. Ltd. (ADR) * †	251,359
76,573	LDK Solar Co. Ltd. (ADR) * †	774,919
77,092	Renesola Ltd. (ADR) * †	673,784
30,214	Solarfun Power Holdings Co. Ltd. (ADR) * †	246,848
136,665	Suntech Power Holdings Co. Ltd. (ADR) * †	1,094,687
96,304	Trina Solar Ltd. (ADR) * †	2,255,440
108,605	Yingli Green Energy Holding Co. Ltd. (ADR) * †	1,073,017

		7,701,224

Germany: 17.4%
14,283	Centrotherm Photovoltaics A.G. *	516,207
9,952	Phoenix Solar A.G. #	315,625
146,245	Q-Cells A.G. * † #	491,171
20,564	Roth & Rau A.G. * #	342,681
12,037	SMA Solar Technology A.G. † #	1,117,191
16,873	Solar Millenium A.G. * #	448,345
108,968	Solarworld A.G. † #	1,091,701

		4,322,921

Norway: 8.2%
660,870	Renewable Energy Corp. A.S. * #	2,037,499

Taiwan: 13.6%
24,000	Danen Technology Corp. * #	39,943
401,799	Gintech Energy Corp. #	1,150,070
187,202	Green Energy Technology, Inc. #	539,330
384,626	Neo Solar Power Corp. * #	938,345
285,092	Solartech Energy Corp. #	708,358

		3,376,046

United States: 27.8%
67,269	Energy Conversion Devices, Inc. * †	309,437
19,058	First Solar, Inc. * †	2,480,208
88,320	GT Solar International, Inc. *	805,478
210,177	MEMC Electronic Materials, Inc. *	2,366,593
74,808	Sunpower Corp. * †	959,787

		6,921,503

Total Common Stocks
(Cost: $27,691,544)		24,841,399

MONEY MARKET FUND: 0.2%
(Cost: $56,318)
56,318	Dreyfus Government Cash
	Management Fund	56,318

Total Investments Before Collateral for Securities Loaned: 100.1%
(Cost: $27,747,862)		24,897,717

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 27.5%
100,397	Bank of New York Institutional Cash Reserve Series B (a) #	22,966
6,824,000	Bank of New York Overnight Government Fund	6,824,000

Total Short-Term Investments held as Collateral for Securities Loaned
(Cost: $6,924,397)		6,846,966

OTHER: 0.2%
(Cost: $0)
0	Capital Support Agreement (a) #	42,354

Total Investments: 127.8%
(Cost: $34,672,259)		31,787,037
Liabilities in excess of other assets: (27.8)%		(6,919,788)

NET ASSETS: 100.0%		$24,867,249

ADR	American Depositary Receipt
USD	United States Dollar
(a)

The Fund has entered into a Capital Support Agreement (CSA) with the Bank of New York Mellon Corporation (BNY Mellon), which provides that BNY Mellon, at no cost to the Fund, may provide capital to the Fund for a guaranteed recovery of up to 80% of the par value of the BNY Institutional Cash Reserve Series B, subject to the conditions explained in Note 10. This valuation represents the fair value of the CSA as of December 31, 2010.

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $6,711,087.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $9,285,579 which represents 37.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Chemicals - Specialty	0.4%	$111,719
Electronic Component - Semiconductors	32.3	8,045,499
Energy - Alternate Sources	42.1	10,473,343
Instruments - Scientific	1.4	342,681
Power Conversion / Supply Equipment	21.5	5,351,950
Semiconductor Equipment	2.1	516,207
Money Market Fund	0.2	56,318

	100.0%	$24,897,717

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Canada	$482,206	$—	$—	$482,206
China / Hong Kong	7,701,224	—	—	7,701,224
Germany	516,207	3,806,714	—	4,322,921
Norway	—	2,037,499	—	2,037,499
Taiwan	—	3,376,046	—	3,376,046
United States	6,921,503	—	—	6,921,503
Money Market Funds	6,880,318	22,966	—	6,903,284
Capital Support Agreement	—	—	42,354	42,354

Total	$22,501,458	$9,243,225	$42,354	$31,787,037

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2010:

Balance as of 12/31/09	$39,028
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	3,326
Net purchases (sales)	—
Transfers in and/or out of level 3	—

Balance as of 12/31/10	$42,354

See Notes to Financial Statements

STEEL ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value
COMMON STOCKS: 99.9%
Brazil: 22.7%
860,224	Cia Siderurgica Nacional S.A. (ADR) †	$14,339,934
1,020,638	Gerdau S.A. (ADR)	14,278,726
1,007,441	Vale S.A. (ADR) †	34,827,235
		63,445,895
Luxembourg: 14.2%
706,004	ArcelorMittal (USD) †	26,919,933
297,140	Ternium S.A. (ADR) †	12,601,708
		39,521,641
Mexico: 1.0%
356,491	Grupo Simec, S.A.B. de C.V. (ADR) * †	2,819,844
Russia: 4.5%
429,604	Mechel OAO (ADR)	12,557,325
South Korea: 6.1%
157,739	POSCO (ADR) †	16,986,913
United Kingdom: 12.2%
477,179	Rio Tinto Plc (ADR) †	34,194,647
United States: 39.2%
49,324	A.M. Castle & Co. *	908,055
236,351	AK Steel Holding Corp. †	3,869,066
218,793	Allegheny Technologies, Inc. †	12,072,998
94,484	Carpenter Technology Corp.	3,802,036
158,330	Cliffs Natural Resources, Inc.	12,351,323
245,732	Commercial Metals Co.	4,076,694
65,102	Gibraltar Industries, Inc. * †	883,434
22,016	LB Foster Co. *	901,335
277,469	Nucor Corp. †	12,158,692
23,412	Olympic Steel, Inc.	671,456
242,194	Reliance Steel & Aluminum Co.	12,376,113
71,060	Schnitzer Steel Industries, Inc.	4,717,673
682,717	Steel Dynamics, Inc.	12,493,721
256,674	Timken Co.	12,251,050
212,148	United States Steel Corp. †	12,393,686
14,594	Universal Stainless & Alloy, Inc. *	456,500
159,119	Worthington Industries, Inc. †	2,927,790
		109,311,622
Total Common Stocks (Cost: $273,780,251)		278,837,887
MONEY MARKET FUND: 0.3%
(Cost: $705,213)
705,213	Dreyfus Government Cash
	Management Fund	705,213
Total Investments Before Collateral for Securities Loaned: 100.2%
(Cost: $274,485,464)		279,543,100
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 30.0%
594,624	Bank of New York Institutional Cash	136,020
	Reserve Series B (a) #
83,621,000	Bank of New York Overnight	83,621,000
	Government Fund
Total Short-Term Investments held as Collateral for Securities Loaned
(Cost: $84,215,624)		83,757,020
OTHER: 0.1%
(Cost: $0)
0	Capital Support Agreement (a) #	250,852
Total Investments: 130.3%
(Cost: $358,701,088)		363,550,972
Liabilities in excess of other assets: (30.3)%		(84,484,508)
NET ASSETS: 100.0%		$279,066,464

ADR	American Depositary Receipt
USD	United States Dollar
(a)

The Fund has entered into a Capital Support Agreement (CSA) with the Bank of New York Mellon Corporation (BNY Mellon), which provides that BNY Mellon, at no cost to the Fund, may provide capital to the Fund for a guaranteed recovery of up to 80% of the par value of the BNY

Institutional Cash Reserve Series B, subject to the conditions explained in Note 10. This valuation represents the fair value of the CSA as of December 31, 2010.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $82,308,145.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $386,872 which represents 0.1% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Building & Construct Product - Miscellaneous	0.3%	$ 883,434
Diversified Minerals	12.4	34,827,235
Metal - Diversified	12.2	34,194,647
Metal - Iron	4.4	12,351,323
Metal Processors & Fabricator	7.2	20,156,869
Metal Products - Distribution	0.6	1,579,511
Steel - Producers	58.1	162,315,370
Steel - Specialty	4.5	12,529,498
Money Market Fund	0.3	705,213
	100.0%	$279,543,100

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Brazil	$63,445,895	$ —	$—	$63,445,895
Luxembourg	39,521,641	—	—	39,521,641
Mexico	2,819,844	—	—	2,819,844
Russia	12,557,325	—	—	12,557,325
South Korea	16,986,913	—	—	16,986,913
United Kingdom	34,194,647	—	—	34,194,647
United States	109,311,622	—	—	109,311,622
Money Market Funds	84,326,213	136,020	—	84,462,233
Capital Support Agreement	—	—	250,852	250,852

Total	$363,164,100	$ 136,020	$250,852	$363,550,972

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2010:

Balance as of 12/31/09	$231,154
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	19,698
Net purchases (sales)	—
Transfers in and/or out of level 3	—

Balance as of 12/31/10	$250,852

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES December 31, 2010

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF

Assets:
Investments, at value (1) (2)	$2,621,956,965	$529,897,789	$134,907,721	$7,681,104,474
Short term investment held as collateral for securities loaned (3)	23,880,429	3,189,834	31,100,163	133,577,620
Capital Support Agreement	873,111	78,994	459,512	1,258,907
Cash	—	2,039	1,960	59,185
Cash denominated in foreign currency (4)	681,458	94,323	105,211	—
Receivables:
Investment securities sold	—	—	—	36,592,983
Shares sold	31,872,674	21,142,025	—	104,452,437
Dividends	2,793,612	44,760	127,159	1,722,861
Prepaid expenses	17,517	3,077	2,246	93,747

Total assets	2,682,075,766	554,452,841	166,703,972	7,958,862,214

Liabilities:
Payables:
Investment securities purchased	30,466,742	21,143,594	—	104,454,642
Collateral for securities loaned	25,476,636	3,334,251	31,940,236	135,879,133
Shares redeemed	—	—	—	36,591,342
Due to Adviser	1,037,596	201,982	57,225	3,230,315
Due to custodian	76,588	—	—	—
Deferred Trustee fees	91,846	17,281	14,739	314,617
Accrued expenses	710,057	192,382	144,423	984,191

Total liabilities	57,859,465	24,889,490	32,156,623	281,454,240

NET ASSETS	$2,624,216,301	$529,563,351	$134,547,349	$7,677,407,974

Shares outstanding	49,150,000	11,250,000	6,700,000	124,952,500

Net asset value, redemption and offering price per share	$53.39	$47.07	$20.08	$61.44

Net assets consist of:
Aggregate paid in capital	$2,655,083,061	$645,820,066	$388,417,896	$7,023,576,641
Net unrealized appreciation (depreciation)	379,643,305	88,897,106	(34,828,868)	1,156,425,367
Undistributed (accumulated) net investment income (loss)	401,850	(270,390)	(32,584)	(48,921,522)
Accumulated net realized gain (loss)	(410,911,915)	(204,883,431)	(219,009,095)	(453,672,512)

	$2,624,216,301	$529,563,351	$134,547,349	$7,677,407,974

(1)	Value of securities on loan	$24,559,273	$3,224,559	$30,837,882	$131,628,298

(2)	Cost of investments	$2,241,712,689	$440,936,628	$169,353,340	$6,523,636,502

(3)	Cost of short term investment held as collateral for securities loaned	$25,476,636	$3,334,251	$31,940,236	$135,879,133

(4)	Cost of cash denominated in foreign currency	$666,048	$93,517	$102,650	$—

See Notes to Financial Statements

Junior Gold Miners ETF	Nuclear Energy ETF	Rare Earth/ Strategic Metals ETF	RVE Hard Assets Producers ETF	Solar Energy ETF	Steel ETF

$2,124,828,031	$259,893,817	$235,919,129	$209,771,086	$24,897,717	$279,543,100

148,816,000	50,446,074	1,915,000	4,040,000	6,846,966	83,757,020
—	108,946	—	—	42,354	250,852
7,034	1,669	1,788,944	4,651	298	3,365
1,146,275	19,869	785,472	62,746	54,628	—

—	582,443	55,006	9,923	—	14,471,618
39,568,613	3,781,120	51,221,442	521,709	—	3,617,984
223,565	264,732	16,850	151,510	28,526	220,277
15,116	1,915	—	1,535	271	3,430

2,314,604,634	315,100,585	291,701,843	214,563,160	31,870,760	381,867,646

40,772,944	3,783,062	52,920,228	580,025	—	11,076,730
148,816,000	50,645,247	1,915,000	4,040,000	6,924,397	84,215,624
—	—	—	—	—	7,235,968
898,955	108,041	59,303	123,588	199	129,371
—	—	—	—	—	—
22,006	11,094	—	3,330	1,518	19,778
238,216	111,518	25,712	121,430	77,397	123,711

190,748,121	54,658,962	54,920,243	4,868,373	7,003,511	102,801,182

$2,123,856,513	$260,441,623	$236,781,600	$209,694,787	$24,867,249	$279,066,464

53,350,000	10,300,000	10,000,000	5,400,000	2,250,000	3,850,000

$39.81	$25.29	$23.68	$38.83	$11.05	$72.48

$1,661,671,832	$350,109,315	$210,934,265	$182,262,502	$58,114,773	$385,196,419

562,667,630	27,708,718	26,634,626	30,278,186	(2,882,645)	4,849,884
(122,058,314)	(6,412,182)	(118,059)	(50,695)	(8,310)	(19,778)
21,575,365	(110,964,228)	(669,232)	(2,795,206)	(30,356,569)	(110,960,061)

$2,123,856,513	$260,441,623	$236,781,600	$209,694,787	$24,867,249	$279,066,464

$135,287,304	$48,575,286	$1,809,351	$3,911,760	$6,711,087	$82,308,145

$1,562,156,769	$232,094,031	$209,291,868	$179,497,209	$27,747,862	$274,485,464

$148,816,000	$50,645,247	$1,915,000	$4,040,000	$6,924,397	$84,215,624

$1,139,395	$19,483	$774,373	$61,432	$52,043	$—

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF

Income:
Dividends	$27,138,362	$4,196,423	$1,321,929	$40,912,514
Interest	257	328	230	2,953
Securities lending income	327,963	34,970	1,082,320	1,540,679
Foreign taxes withheld	(1,598,918)	(242,637)	(102,124)	(3,721,432)

Total income	25,867,664	3,989,084	2,302,355	38,734,714

Expenses:
Management fees	9,683,678	1,729,384	817,023	33,219,788
Professional fees	122,762	36,615	24,071	626,969
Insurance	41,346	6,017	4,780	171,157
Trustees’ fees and expenses	74,693	14,103	8,238	362,591
Reports to shareholders	200,216	42,365	32,578	414,715
Indicative optimized portfolio value fee	140,703	17,979	13,939	15,010
Custodian fees	283,114	104,400	57,826	229,852
Registration fees	25,763	14,308	609	142,387
Transfer agent fees	2,407	2,927	2,309	630
Fund accounting fees	125,616	40,905	5,112	—
Interest	39,159	4,772	3,400	3,523
Other	21,647	15,295	17,187	68,493

Total expenses	10,761,104	2,029,070	987,072	35,255,115
Waiver of management fees	—	—	—	—

Net expenses	10,761,104	2,029,070	987,072	35,255,115

Net investment income (loss)	15,106,560	1,960,014	1,315,283	3,479,599

Net realized gain (loss) on:
Investments	(56,991,444)	(17,242,452)	(43,486,726)	6,904,464
In-kind redemptions	119,919,457	47,793,855	2,194,403	1,167,103,623
Foreign currency transactions and foreign denominated assets and liabilities	(519,781)	(60,804)	(63,135)	—

Net realized gain (loss)	62,408,232	30,490,599	(41,355,458)	1,174,008,087

Change in unrealized appreciation (depreciation) on:
Investments	304,187,058	43,691,107	(1,033,903)	803,928,155
Foreign currency transactions and foreign denominated assets and liabilities	128,104	2,133	103	—

Change in net unrealized appreciation (depreciation)	304,315,162	43,693,240	(1,033,800)	803,928,155

Net Increase (Decrease) in Net Assets Resulting from Operations	$381,829,954	$76,143,853	$(41,073,975)	$1,981,415,841

*	Commencement of operations is October 27, 2010

See Notes to Financial Statements

Junior Gold Miners ETF	Nuclear Energy ETF	Rare Earth/ Strategic Metals ETF*	RVE Hard Assets Producers ETF	Solar Energy ETF	Steel ETF

$1,929,914	$6,140,775	$38,915	$2,462,780	$63,617	$5,342,197
424	37	—	52	46	142
721,717	233,577	885	42,357	260,003	126,175
(146,133)	(654,016)	(152)	(128,116)	(9,288)	(161,960)

2,505,922	5,720,373	39,648	2,377,073	314,378	5,306,554

6,267,896	920,067	106,254	628,117	136,508	1,668,464
44,273	22,487	17,134	16,729	15,450	31,986
14,446	4,904	—	3,005	1,796	7,889
28,204	6,306	159	3,373	1,130	19,092
97,360	17,573	1,149	9,109	4,630	38,820
32,162	29,624	265	12,742	11,987	7,628
119,835	4,430	6,353	64,551	27,761	22,756
65,161	8,588	900	10,260	5,421	22,709
1,954	2,439	—	1,763	2,413	2,426
115,727	30,479	—	24,831	35,493	16,529
—	2,789	—	112	88	1,762
2,959	4,365	1,031	20,917	6,824	5,020

6,789,977	1,054,051	133,245	795,509	249,501	1,845,081
—	—	(12,115)	—	(71,951)	(8,094)

6,789,977	1,054,051	121,130	795,509	177,550	1,836,987

(4,284,055)	4,666,322	(81,482)	1,581,564	136,828	3,469,567

68,549,562	(37,215,037)	(669,232)	(879,531)	(9,134,232)	(14,618,826)
97,142,234	611,105	—	4,141,473	442,234	71,129,929
(967,470)	(136,173)	(36,577)	(25,442)	(4,348)	—

164,724,326	(36,740,105)	(705,809)	3,236,500	(8,696,346)	56,511,103

566,411,137	67,232,397	26,627,260	21,487,535	(1,604,758)	(25,509,444)
(881)	1,631	7,366	3,680	2,436	—

566,410,256	67,234,028	26,634,626	21,491,215	(1,602,322)	(25,509,444)

$726,850,527	$35,160,245	$25,847,335	$26,309,279	$(10,161,840)	$34,471,226

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Coal ETF

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009

Operations:
Net investment income (loss)	$15,106,560	$20,156,164	$1,960,014	$3,944,072
Net realized gain (loss)	62,408,232	(182,386,187)	30,490,599	(76,356,507)
Change in net unrealized appreciation (depreciation)	304,315,162	720,903,457	43,693,240	299,147,371

Net increase (decrease) in net assets resulting from operations	381,829,954	558,673,434	76,143,853	226,734,936

Dividends to shareholders:
Dividends from net investment income	(15,776,800)	(19,116,600)	(2,095,200)	(3,588,200)

Share transactions:**
Proceeds from sale of shares	957,880,428	1,100,082,180	246,666,549	159,742,065
Cost of shares redeemed	(692,091,051)	(326,278,960)	(209,679,964)	(132,359,198)

Increase (decrease) in net assets resulting from share transactions	265,789,377	773,803,220	36,986,585	27,382,867

Total increase (decrease) in net assets	631,842,531	1,313,360,054	111,035,238	250,529,603
Net Assets, beginning of period	1,992,373,770	679,013,716	418,528,113	167,998,510

Net Assets, end of period†	$2,624,216,301	$1,992,373,770	$529,563,351	$418,528,113

† Including undistributed (accumulated) net investment income (loss)	$401,850	$(298,274)	$(270,390)	$(78,710)

** Shares of Common Stock Issued (no par value)
Shares sold	20,200,000	30,500,000	5,850,000	5,800,000
Shares redeemed	(16,650,000)	(9,400,000)	(6,250,000)	(5,700,000)

Net increase (decrease)	3,550,000	21,100,000	(400,000)	100,000

*	Commencement of operations

See Notes to Financial Statements

Global Alternative Energy ETF		Gold Miners ETF		Junior Gold Miners ETF

For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Period November 10, 2009* through December 31, 2009

$1,315,283	$720,686	$3,479,599	$(32,257)	$(4,284,055)	$(275,079)
(41,355,458)	(104,508,717)	1,174,008,087	650,640,712	164,724,326	(16,183,256)
(1,033,800)	121,434,055	803,928,155	699,061,938	566,410,256	(3,742,626)

(41,073,975)	17,646,024	1,981,415,841	1,349,670,393	726,850,527	(20,200,961)

(1,273,000)	(102,000)	(49,263,853)	(13,331,378)	(150,989,950)	—

5,672,030	34,741,846	4,285,646,728	4,224,196,004	1,171,873,552	690,441,658
(41,422,286)	(32,399,439)	(4,108,919,647)	(2,664,369,328)	(284,720,748)	(9,397,565)

(35,750,256)	2,342,407	176,727,081	1,559,826,676	887,152,804	681,044,093

(78,097,231)	19,886,431	2,108,879,069	2,896,165,691	1,463,013,381	660,843,132
212,644,580	192,758,149	5,568,528,905	2,672,363,214	660,843,132	—

$134,547,349	$212,644,580	$7,677,407,974	$5,568,528,905	$2,123,856,513	$660,843,132

$(32,584)	$(12,688)	$(48,921,522)	$(13,534,813)	$(122,058,314)	$(31,892)

250,000	1,450,000	84,650,000	105,100,000	36,350,000	25,950,000
(2,000,000)	(1,350,000)	(80,350,000)	(63,750,000)	(8,600,000)	(350,000)

(1,750,000)	100,000	4,300,000	41,350,000	27,750,000	25,600,000

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	Nuclear Energy ETF		Rare Earth/ Strategic Metals ETF

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period October 27, 2010* through December 31, 2010

Operations:
Net investment income (loss)	$4,666,322	$1,534,020	$(81,482)
Net realized gain (loss)	(36,740,105)	(46,526,629)	(705,809)
Change in net unrealized appreciation (depreciation)	67,234,028	68,382,690	26,634,626

Net increase (decrease) in net assets resulting from operations	35,160,245	23,390,081	25,847,335

Dividends and Distributions to shareholders:
Dividends from net investment income	(10,799,600)	(2,884,200)	—
Return of capital	—	—	—

Total Dividends and Distributions	(10,799,600)	(2,884,200)	—

Share transactions:**
Proceeds from sale of shares	83,646,711	33,054,000	210,934,265
Cost of shares redeemed	(4,967,922)	(31,223,140)	—

Increase (decrease) in net assets resulting from share transactions	78,678,789	1,830,860	210,934,265

Total increase (decrease) in net assets	103,039,434	22,336,741	236,781,600
Net Assets, beginning of period	157,402,189	135,065,448	—

Net Assets, end of period†	$260,441,623	$157,402,189	$236,781,600

† Including undistributed (accumulated) net investment income (loss)	$(6,412,182)	$(901,188)	$(118,059)

** Shares of Common Stock Issued (no par value)
Shares sold	3,600,000	1,500,000	10,000,000
Shares redeemed	(250,000)	(1,550,000)	—

Net increase (decrease)	3,350,000	(50,000)	10,000,000

*	Commencement of operations

See Notes to Financial Statements

RVE Hard Assets Producers ETF		Solar Energy ETF		Steel ETF

For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009

$1,581,564	$719,080	$136,828	$219,709	$3,469,567	$5,811,561
3,236,500	4,633,294	(8,696,346)	(15,680,232)	56,511,103	(8,704,094)
21,491,215	10,389,844	(1,602,322)	18,645,353	(25,509,444)	148,534,719

26,309,279	15,742,218	(10,161,840)	3,184,830	34,471,226	145,642,186

(1,679,900)	(716,300)	(148,500)	(189,200)	(3,478,508)	(5,802,387)
—	—	—	—	(621,492)	(433,313)

(1,679,900)	(716,300)	(148,500)	(189,200)	(4,100,000)	(6,235,700)

115,915,591	87,666,483	2,995,989	12,800,281	283,560,960	353,050,552
(28,244,310)	(29,727,513)	(2,096,993)	—	(425,812,502)	(191,264,516)

87,671,281	57,938,970	898,996	12,800,281	(142,251,542)	161,786,036

112,300,660	72,964,888	(9,411,344)	15,795,911	(111,880,316)	301,192,522
97,394,127	24,429,239	34,278,593	18,482,682	390,946,780	89,754,258

$209,694,787	$97,394,127	$24,867,249	$34,278,593	$279,066,464	$390,946,780

$(50,695)	$(6,499)	$(8,310)	$7,352	$(19,778)	$(10,837)

3,400,000	2,900,000	250,000	900,000	4,550,000	7,900,000
(900,000)	(1,050,000)	(200,000)	—	(7,050,000)	(4,600,000)

2,500,000	1,850,000	50,000	900,000	(2,500,000)	3,300,000

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Agribusiness ETF

				For the Period August 31, 2007(a) through December 31, 2007

	For the Year Ended December 31,

	2010	2009	2008

Net asset value, beginning of period	$43.69	$27.71	$56.73	$40.90

Income from investment operations:
Net investment income	0.31	0.45	0.35	—	(b)
Net realized and unrealized gain (loss) on investments	9.72	15.95	(29.09)	15.83

Total from investment operations	10.03	16.40	(28.74)	15.83

Less:
Dividends from net investment income	(0.33)	(0.42)	(0.28)	—

Net asset value, end of period	$53.39	$43.69	$27.71	$56.73

Total return (c)	22.96%	59.18%	(50.64)%	38.70	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,624,216	$1,992,374	$679,014	$706,245
Ratio of gross expenses to average net assets	0.56%	0.59%	0.59%	0.65	%(e)
Ratio of net expenses to average net assets	0.56%	0.59%	0.59%	0.65	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.59%	0.58%	0.65	%(e)
Ratio of net investment income (loss) to average net assets	0.78%	1.56%	0.66%	(0.02	)%(e)
Portfolio turnover rate	20%	35%	29%	4	%(d)

	Coal ETF

			For the Period January 10, 2008(a) through December 31, 2008
	For the Year Ended December 31,

	2010	2009

Net asset value, beginning of period	$35.93	$14.55	$40.39

Income from investment operations:
Net investment income	0.18	0.34	0.10
Net realized and unrealized gain (loss) on investments	11.15	21.35	(25.85)

Total from investment operations	11.33	21.69	(25.75)

Less:
Dividends from net investment income	(0.19)	(0.31)	(0.09)

Net asset value, end of period	$47.07	$35.93	$14.55

Total return (c)	31.55%	149.05%	(63.75	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$529,563	$418,528	$167,999
Ratio of gross expenses to average net assets	0.59%	0.64%	0.62	%(e)
Ratio of net expenses to average net assets	0.59%	0.64%	0.62	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.58%	0.63%	0.61	%(e)
Ratio of net investment income to average net assets	0.57%	1.51%	0.53	%(e)
Portfolio turnover rate	29%	50%	47	%(d)

(a)	Commencement of operations
(b)	Amount represents less than $0.005 per share
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized
(e)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Global Alternative Energy ETF

	For the Year Ended December 31,			For the Period May 3, 2007(a) through December 31,

	2010	2009	2008	2007

Net asset value, beginning of period	$25.17	$23.08	$59.50	$39.68

Income from investment operations:
Net investment income	0.20	0.09	0.15	—	(b)
Net realized and unrealized gain (loss) on investments	(5.10)	2.01	(36.43)	19.82

Total from investment operations	(4.90)	2.10	(36.28)	19.82

Less:
Dividends from net investment income	(0.19)	(0.01)	(0.14)	—

Net asset value, end of period	$20.08	$25.17	$23.08	$59.50

Total return (c)	(19.46)%	9.11%	(60.98)%	49.95	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$134,547	$212,645	$192,758	$238,018
Ratio of gross expenses to average net assets	0.60%	0.66%	0.62%	0.73	%(e)
Ratio of net expenses to average net assets	0.60%	0.66%	0.62%	0.65	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.60%	0.65%	0.60%	0.65	%(e)
Ratio of net investment income to average net assets	0.81%	0.34%	0.46%	0.01	%(e)
Portfolio turnover rate	30%	50%	29%	5	%(d)

	Gold Miners ETF

	For the Year Ended December 31,				For the Period May 16, 2006(a) through December 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of period	$46.15	$33.70	$45.89	$39.87	$39.72

Income from investment operations:
Net investment income	0.04	0.05	0.43	0.11	0.11
Net realized and unrealized gain (loss) on investments	15.65	12.51	(12.62)	6.66	0.16

Total from investment operations	15.69	12.56	(12.19)	6.77	0.27

Less:
Dividends from net investment income	(0.40)	(0.11)	—	(0.75)	(0.12)

Net asset value, end of period	$61.44	$46.15	$33.70	$45.89	$39.87

Total return (c)	34.01%	37.27%	(26.56%)	16.97%	0.67	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$7,677,408	$5,568,529	$2,672,363	$1,436,430	$440,696
Ratio of gross expenses to average net assets	0.53%	0.54%	0.56%	0.59%	0.68	%(e)
Ratio of net expenses to average net assets	0.53%	0.54%	0.55%	0.55%	0.55	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.53%	0.54%	0.55%	0.55%	0.55	%(e)
Ratio of net investment income to average net assets	0.05%	0.00%	0.15%	0.08%	0.69	%(e)
Portfolio turnover rate	3%	12%	13%	1%	4	%(d)

(a)	Commencement of operations
(b)	Amount represents less than $0.005 per share
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized
(e)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Junior Gold Miners ETF

	For the Year Ended December 31, 2010		For the Period November 10, 2009(a) through December 31, 2009

Net asset value, beginning of period	$25.81		$24.72

Income from investment operations:
Net investment loss	(0.10	)(e)	(0.01)
Net realized and unrealized gain on investments	17.03		1.10

Total from investment operations	16.93		1.09

Less:
Dividends from net investment income	(2.93)		—

Net asset value, end of period	$39.81		$25.81

Total return (b)	65.74%		4.41	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,123,857		$660,843
Ratio of gross expenses to average net assets	0.54%		0.59	%(d)
Ratio of net expenses to average net assets	0.54%		0.59	%(d)
Ratio of net investment loss to average net assets	(0.34)%		(0.43	)%(d)
Portfolio turnover rate	49%		20	%(c)

	Nuclear Energy ETF

	For the Year Ended December 31,			For the Period August 13, 2007(a) through December 31, 2007
	2010	2009	2008

Net asset value, beginning of period	$22.65	$19.30	$35.62	$40.18

Income from investment operations:
Net investment income	0.51	0.22	1.27	0.05
Net realized and unrealized gain (loss)on investments	3.19	3.55	(17.59)	(2.66)

Total from investment operations	3.70	3.77	(16.32)	(2.61)

Less:
Dividends from net investment income	(1.06)	(0.42)	—	(1.95)

Net asset value, end of period	$25.29	$22.65	$19.30	$35.62

Total return (b)	16.37%	19.52%	(45.82)%	(6.51	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$260,442	$157,402	$135,065	$126,453
Ratio of gross expenses to average net assets	0.57%	0.66%	0.61%	0.71	%(d)
Ratio of net expenses to average net assets	0.57%	0.66%	0.61%	0.65	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.57%	0.63%	0.61%	0.65	%(d)
Ratio of net investment income to average net assets	2.53%	1.00%	1.31%	0.01	%(d)
Portfolio turnover rate	40%	45%	23%	10	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized
(e)	Calculated based upon weighted average shares outstanding.

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Rare Earth/ Strategic Metals ETF

	For the Period October 27, 2010(a) through December 31, 2010

Net asset value, beginning of period	$19.76

Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	3.93

Total from investment operations	3.92

Net asset value, end of period	$23.68

Total return (b)	19.84	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$236,782
Ratio of gross expenses to average net assets	0.63	%(d)
Ratio of net expenses to average net assets	0.57	%(d)
Ratio of net investment loss to average net assets	(0.38	)%(d)
Portfolio turnover rate	9	%(c)

	RVE Hard Assets Producers ETF

			For the Period August 29, 2008(a) through December 31, 2008
	For the Year Ended December 31,

	2010	2009

Net asset value, beginning of period	$33.58	$23.27	$39.60

Income from investment operations:
Net investment income	0.30	0.26	0.05
Net realized and unrealized gain (loss)on investments	5.26	10.30	(16.31)

Total from investment operations	5.56	10.56	(16.26)

Less:
Dividends from net investment income	(0.31)	(0.25)	(0.07)

Net asset value, end of period	$38.83	$33.58	$23.27

Total return (b)	16.57%	45.36%	(41.07	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$209,695	$97,394	$24,429
Ratio of gross expenses to average net assets	0.63%	0.98%	2.20	%(d)
Ratio of net expenses to average net assets	0.63%	0.65%	0.75	%(d)
Ratio of net expenses, excluding interest expense,
to average net assets	0.63%	0.65%	0.65	%(d)
Ratio of net investment income to average net assets	1.26%	1.38%	1.49	%(d)
Portfolio turnover rate	19%	28%	19	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Solar Energy ETF

	For the Year Ended December 31,		For the Period April 21, 2008(a) through December 31, 2008

	2010	2009

Net asset value, beginning of period	$15.58	$14.22	$40.68

Income from investment operations:
Net investment income	0.06	0.10	—	(b)
Net realized and unrealized gain (loss) on investments	(4.52)	1.35	(26.46)

Total from investment operations	(4.46)	1.45	(26.46)

Less:
Dividends from net investment income	(0.07)	(0.09)	—

Net asset value, end of period	$11.05	$15.58	$14.22

Total return (c)	(28.65)%	10.17%	(65.04	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$24,867	$34,279	$18,483
Ratio of gross expenses to average net assets	0.92%	0.96%	1.23	%(e)
Ratio of net expenses to average net assets	0.65%	0.66%	0.65	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.65	%(e)
Ratio of net investment income (loss) to average net assets	0.50%	0.86%	(0.02	)%(e)
Portfolio turnover rate	37%	51%	52	%(d)

	Steel ETF

	For the Year Ended December 31,				For the Period October 10, 2006(a) through December 31, 2006

	2010	2009	2008	2007

Net asset value, beginning of period	$61.57	$29.43	$85.02	$46.38	$40.51

Income from investment operations:
Net investment income	0.86	0.92	1.12	0.53	0.08
Net realized and unrealized gain (loss) on investments	11.08	32.20	(55.35)	38.60	5.94

Total from investment operations	11.94	33.12	(54.23)	39.13	6.02

Less:
Dividends from net investment income	(0.87)	(0.92)	(1.31)	(0.49)	(0.08)
Distributions from net realized gains	—	—	(0.05)	—	(0.01)
Return of capital	(0.16)	(0.06)	—	—	(0.06)

Total dividends and distributions	(1.03)	(0.98)	(1.36)	(0.49)	(0.15)

Net asset value, end of period	$72.48	$61.57	$29.43	$85.02	$46.38

Total return (c)	19.39%	112.51%	(63.79)%	84.36%	14.85	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$279,066	$390,947	$89,754	$250,821	$41,740
Ratio of gross expenses to average net assets	0.55%	0.59%	0.60%	0.62%	1.34	%(e)
Ratio of net expenses to average net assets	0.55%	0.56%	0.55%	0.55%	0.54	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55%	0.55%	0.55%	0.54	%(e)
Ratio of net investment income to average net assets	1.04%	2.79%	1.44%	1.15%	0.79	%(e)
Portfolio turnover rate	13%	19%	21%	5%	1	%(d)

(a)	Commencement of operations
(b)	Amount represents less than $0.005 per share
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized
(e)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
December 31, 2010

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2010, offers twenty nine investment portfolios.

These financial statements relate only to the following investment portfolios: Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Nuclear Energy ETF, Rare Earth/Strategic Metals ETF, RVE Hard Asset Producers ETF, Solar Energy ETF, and Steel ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored, licensed or managed by the NYSE Euronext, Deutsche Börse AG, Ardour Global Indexes, LLC, Stowe Global Indexes, LLC, 4asset-management GmbH and S-Network Global Indexes, LLC.

The Funds’ commencement of operations dates and their respective Indices are presented below:

Fund	Commencement of Operations	Index
Agribusiness ETF	August 31, 2007	DAXglobal® Agribusiness Index
Coal ETF	January 10, 2008	Stowe Coal Index®
Global Alternative Energy ETF	May 03, 2007	Ardour Global IndexSM (Extra Liquid)
Gold Miners ETF	May 16, 2006	NYSE Arca Gold Miners Index
Junior Gold Miners ETF	November 10, 2009	Market Vectors Junior Gold Miners Index
Nuclear Energy ETF	August 13, 2007	DAXglobal® Nuclear Energy Index
Rare Earth/Strategic Metals ETF	October 27, 2010	Market Vectors Rare Earth/Strategic Metals Index
RVE Hard Assets Producers ETF	August 29, 2008	Rogers™—Van Eck Hard Assets Producers Index
Solar Energy ETF	April 21, 2008	Ardour Solar Energy IndexSM
Steel ETF	October 10, 2006	NYSE Arca Steel Index

Note 2—Significant Accounting Policies–The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation–Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these

NOTES TO FINANCIAL STATEMENTS
(continued)

securities. Depending on the relative significance of valuation inputs, these securities may be classified either as level 2 or level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedules of Investments.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.

Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

E.

Restricted Securities–The Funds may invest in securities that are subject to legal or contractual restrictions on resale.These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

F.

Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Funds had no forward foreign currency contracts during the year ended December 31, 2010.

G.

Other–Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3–Investment Management and Other Agreements–The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2011 (May 1, 2012 for Rare Earth/Strategic Metals ETF) to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps, excluding interest expense, listed in the table below.

The current expense caps and the amounts waived by the Adviser for the year ended December 31, 2010, are as follows:

Fund	Expense Cap	Waiver of Management Fees
Agribusiness ETF	0.56%	$—
Coal ETF	0.59	—
Global Alternative Energy ETF	0.62	—
Gold Miners ETF	0.53	—
Junior Gold Miners ETF	0.59	—
Nuclear Energy ETF	0.62	—
Rare Earth/Strategic Metals ETF	0.57	12,115
RVE Hard Assets Producers ETF	0.65	—
Solar Energy ETF	0.65	71,951
Steel ETF	0.55	8,094

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4–Investments—For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding capital share transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Agribusiness ETF	$405,035,793	$391,944,603
Coal ETF	101,058,235	100,970,570
Global Alternative Energy ETF	47,549,907	47,820,186
Gold Miners ETF	370,660,961	216,530,158
Junior Gold Miners ETF	611,954,736	766,791,876
Nuclear Energy ETF	73,875,003	80,709,561
Rare Earth/Strategic Metals ETF	19,124,259	11,978,216
RVE Hard Assets Producers ETF	25,104,891	23,226,200
Solar Energy ETF	9,992,310	10,107,019
Steel ETF	66,457,015	43,120,984

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 5-Income Taxes—As of December 31, 2010, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Agribusiness ETF	$2,295,196,759	$418,889,245	$67,375,499	$351,513,746
Coal ETF	446,813,377	96,044,153	9,690,913	86,353,240
Global Alternative Energy ETF	207,666,828	18,799,302	59,998,734	(41,199,432)
Gold Miners ETF	6,722,708,917	1,103,051,380	9,819,296	1,093,232,084
Junior Gold Miners ETF	1,935,035,458	342,473,831	3,865,258	338,608,573
Nuclear Energy ETF	300,570,013	31,933,611	22,054,787	9,878,824
Rare Earth/Strategic Metals ETF	224,201,471	16,262,933	2,630,275	13,632,658
RVE Hard Assets Producers ETF	183,773,187	31,993,483	1,955,584	30,037,899
Solar Energy ETF	36,011,577	3,140,974	7,365,514	(4,224,540)
Steel ETF	358,794,938	24,172,902	19,416,868	4,756,034

At December 31, 2010, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses	Post- October Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total
Agribusiness ETF	$501,335	$—	$(382,912,119)	$—	$(91,847)	$351,635,871	$(30,866,760)
Coal ETF	—	—	(196,502,340)	(6,091,702)	(17,281)	86,354,608	(116,256,715)
Global Alternative
Energy ETF	—	—	(206,210,288)	(6,443,401)	(14,738)	(41,202,120)	(253,870,547)
Gold Miners ETF	14,738,512	—	(453,664,679)	—	(474,584)	1,093,232,084	653,831,333
Junior Gold Miners ETF	96,411,558	27,190,190	—	—	(22,006)	338,604,940	462,184,682
Nuclear Energy ETF	6,030,379	—	(102,176,649)	(3,388,308)	(11,097)	9,877,983	(89,667,692)
Rare Earth/Strategic
Metals ETF	12,758,508	—	—	(551,196)	—	13,640,023	25,847,335
RVE Hard Assets
Producers ETF	—	—	(2,287,857)	(318,736)	(3,330)	30,042,208	27,432,285
Solar Energy ETF	—	—	(28,403,776)	(620,267)	(1,518)	(4,221,963)	(33,247,524)
Steel ETF	—	—	(110,841,400)	(24,810)	(19,779)	4,756,034	(106,129,955)

The tax character of dividends paid to shareholders during the years ended December 31, 2010 and December 31, 2009 are as follows:

	2010 Dividends		2009 Dividends
Fund	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Agribusiness ETF	$15,776,800	$—	$19,116,600	$—
Coal ETF	2,095,200	—	3,588,200	—
Global Alternative Energy ETF	1,273,000	—	102,000	—
Gold Miners ETF	49,263,853	—	13,331,378	—
Junior Gold Miners ETF	150,989,950	—	—	—
Nuclear Energy ETF	10,799,600	—	2,884,200	—
RVE Hard Assets Producers ETF	1,679,900	—	716,300	—
Solar Energy ETF	148,500	—	189,200	—
Steel ETF	3,478,508	621,492	5,802,387	433,313

Net capital losses, currency losses and Passive Foreign Investment Company losses incurred after October 31, 2010 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund’s intend to defer to January 1, 2011 for federal tax purpose post-October losses as follows:

Fund	Currency Losses	Capital Losses	PFIC Losses
Coal ETF	$13,957	$5,998,338	$79,407
Global Alternative Energy ETF	17,846	6,425,555	—
Nuclear Energy ETF	—	3,388,308	—
Rare Earth/Strategic Metals ETF	—	551,196	—
RVE Hard Assets Producers ETF	3,278	315,458	—
Solar Energy ETF	6,792	613,475	—
Steel ETF	—	24,810	—

At December 31, 2010, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Amount Expiring in the Year Ended December 31, 2018	Amount Expiring in the Year Ended December 31, 2017	Amount Expiring in the Year Ended December 31, 2016	Amount Expiring in the Year Ended December 31, 2015
Agribusiness ETF	$85,630,099	$257,031,280	$40,221,865	$28,875
Coal ETF	18,822,843	155,793,705	21,885,792	—
Global Alternative Energy ETF	34,193,213	158,919,596	13,029,866	67,613
Gold Miners ETF	1,784,160	388,612,074	63,268,445	—
Nuclear Energy ETF	41,593,262	49,042,636	11,040,582	500,169
RVE Hard Assets Producers ETF	540,880	1,722,348	24,629	—
Solar Energy ETF	8,586,525	19,016,483	800,768	—
Steel ETF	21,020,656	79,176,906	10,643,838	—

During the year ended December 31, 2010, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Decrease (Increase) in Accumulated Net Investment Loss	Decrease (Increase in) Accumulated Net Realized Loss	Increase (Decrease) in Aggregate Paid in Capital
Agribusiness ETF	$1,370,364	$(116,836,061)	$115,465,697
Coal ETF	(56,494)	(46,841,825)	46,898,319
Global Alternative Energy ETF	(62,179)	(1,193,953)	1,256,132
Gold Miners ETF	10,397,546	(1,167,041,383)	1,156,643,837
Junior Gold Miners ETF	33,247,583	(125,832,462)	92,584,879
Nuclear Energy ETF	622,284	(1,000,939)	378,655
Rare Earth/Strategic Metal ETF	(36,577)	36,577	—
RVE Hard Assets Producers ETF	54,140	(4,135,752)	4,081,612
Solar Energy ETF	(3,990)	(403,380)	407,370
Steel ETF	—	(71,058,653)	71,058,653

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2007-2009), or expected to be taken in the Funds’ current tax year. Therefore, no provision for income tax is required in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 6—Capital Share Transactions—As of December 31, 2010, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended December 31, 2010 the Trust had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions

Agribusiness ETF	$903,254,273	$653,566,685
Coal ETF	246,424,976	209,433,247
Global Alternative Energy ETF	5,355,395	40,635,711
Gold Miners ETF	4,874,969,328	4,899,787,340
Junior Gold Miners ETF	1,172,842,893	284,691,118
Nuclear Energy ETF	83,625,060	4,968,963
Rare Earth/Strategic Metals ETF	202,815,057	—
RVE Hard Assets Producers ETF	112,865,262	27,417,392
Solar Energy ETF	2,917,113	1,891,232
Steel ETF	292,903,143	458,537,433

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York (“BNY Mellon”), the securities lending agent and also the Fund’s custodian. The Funds may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the Bank of New York Overnight Government Fund and the Bank of New York Institutional Cash Reserve (“BNY Fund”). Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The loans outstanding and the collateral received at the end of the year were as follows:

Fund	Value of Securities Loaned	Value of Collateral

Agribusiness ETF	$24,559,273	$23,880,429
Coal ETF	3,224,559	3,189,834
Global Alternative Energy ETF	30,837,882	31,100,163
Gold Miners ETF	131,628,298	133,577,620
Junior Gold Miners ETF	135,287,304	148,816,000
Nuclear Energy ETF	48,575,286	50,446,074
Rare Earth/Strategic Metals ETF	1,809,351	1,915,000
RVE Hard Assets Producers ETF	3,911,760	4,040,000
Solar Energy ETF	6,711,087	6,846,966
Steel ETF	82,308,145	83,757,020

At December 31, 2010, BNY Fund’s NAV was below $1.00 per share, which affected the NAV of the Funds with securities loans outstanding. In 2008, two holdings of the BNY Funds, which were issued by Lehman Brothers, Inc. (“Lehman”), filed for protection under Chapter 11 of the United States Bankruptcy Code. These Lehman holdings are currently held by the BNY Fund in a separate Series B class. The Funds have been valuing their allocated share of the Lehman securities at actual market value, resulting in an unrealized loss until they are adjudicated in U.S. Bankruptcy Court. The market value of the Funds’ investment in the BNY Fund, Series B, as of December 31, 2010 is reflected in the Funds’ Schedules of Investments. If it were necessary to liquidate assets in the BNY Fund to meet returns on outstanding securities loans at a time when the BNY Fund’s price per share was less than $1.00, the Funds may not receive an amount from the BNY Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Funds would be required to make up for this shortfall. The BNY Fund is not a money market fund that operates in accordance with Rule 2a-7 under the 1940 Act and there is no assurance that it will maintain a $1.00 share price. The Funds affected are as follows:

Fund	Cost of Lehman Securities	Value of Lehman Securities

Agribusiness ETF	$2,069,636	$473,429
Coal ETF	187,251	42,834
Global Alternative Energy ETF	1,089,236	249,163
Gold Miners ETF	2,984,133	682,620
Nuclear Energy ETF	258,247	59,074
Solar Energy ETF	100,397	22,966
Steel ETF	594,624	136,020

Note 10—BNY Mellon Capital Support Agreement—On December 15, 2009, the Funds entered into a Capital Support Agreement (the “Agreement”) with BNY Mellon to provide capital support to those Funds that have investments in Series B shares of the BNY Fund representing the segregated investments in two securities issued by Lehman Brothers Inc. (“Lehman”). BNY Mellon has agreed to provide capital support to mitigate the Funds’ loss in the BNY Fund resulting from the Lehman bankruptcy on September 16, 2008. Under the terms of the Agreement, BNY Mellon will provide a guaranteed recovery on Series B shares of BNY Fund representing 80% of the par value of the Lehman securities, provided that certain conditions are met by the Funds affected including continued participation by the Funds in the BNY Mellon securities lending program, retention of disposition discretion of the Lehman securities with BNY Mellon and a three year vesting period which commenced on September 15, 2008. Should BNY Mellon not sell the Lehman securities prior to the end of the three year vesting period, the affected Funds will have the option to sell the Lehman securities to BNY Mellon at the guaranteed recovery rate.

Note 11–Bank Line of Credit–The Funds may participate in a $20 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2010, there were no borrowings by the Funds under this Facility.

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2010, there were no offsets of custodial fees.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Market Vectors Nuclear Energy ETF fund name changed to the Market Vectors Uranium+Nuclear Energy ETF effective January 4, 2011.

TAX INFORMATION
(unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amounts as shown. The gross foreign source income earned during the fiscal year 2010 by the Funds was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income

Agribusiness ETF	$1,598,918	$18,554,839
Gold Miners ETF	3,721,432	33,875,719
Nuclear Energy ETF	654,016	4,770,315
RVE Hard Assets Producers ETF	127,928	1,458,929

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid qualify for the Corporate Dividends Received Deduction 2010.

Agribusiness ETF	55.75%
Coal ETF	51.38%
Global Alternative Energy ETF	40.56%
Nuclear Energy ETF	11.55%
RVE Hard Assets Producers ETF	55.77%
Steel ETF	18.29%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of Market Vectors ETF Trust:

We have audited the accompanying statements of assets and liabilities of Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Nuclear Energy ETF, Rare Earth/Strategic Metals ETF, RVE Hard Assets Producers ETF, Solar Energy ETF and Steel ETF (ten of the funds comprising Market Vectors ETF Trust) (the “Funds”), including the schedules of investments, as of December 31, 2010, and the related statements of operations, the changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 2010, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2011

BOARD OF TRUSTEES AND OFFICERS
December 31, 2010 (unaudited)

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee

Independent Trustees:

David H. Chow, 53*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (strategy consulting firm), March 1999 to present.	38	Director, Audit Committee Chairman and Compensation Committee member, Forward Management, LLC; Trustee, Berea College of Kentucky and Vice- Chairman of the Investment Committee.

R. Alastair Short, 57*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	45	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds; Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger, 51*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	45	None.

Interested Trustee

Jan F. van Eck, 47[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	38	None.

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Market Vectors ETF Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

Russell G. Brennan, 46	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 50	Vice President	Since 2006	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 53	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of VESC and VEARA (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 54	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and of VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC; Treasurer (April 2005 – December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 30	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 62	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Managing Director, Chatsworth Securities LLC (March 2001- November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 36	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 55	Senior Vice President and Chief Financial Officer	Since 2006

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.

[This page intentionally left blank]

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser:
Van Eck Associates Corporation

Distributor:
Van Eck Securities Corporation
335 Madison Avenue
New York, NY 10017
vaneck.com

Account Assistance:
1.888.MKT.VCTR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and Governance
     Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

     Ernst& Young, as principal accountant for the Market Vectors ETF Trust, billed audit fees of $556,250 for 2010 and $525,200 for 2009.

(b)  Audit-Related Fees

     Ernst & Young billed audit-related fees of $2,500 for 2010 and $8,792 for
     2009.

(c)  Tax Fees

     Ernst & Young billed tax fees of $280,509 for 2010 and $110,185 for 2009.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Market Vectors ETF Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Market
     Vectors ETF Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date March 7, 2011
     --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 7, 2011
     --------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date March 7, 2011
     --------------